As filed with the Securities and Exchange Commission on November 22, 2011

No. 333-175594

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 1

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Burlington Coat Factory Warehouse Corporation

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Delaware	5311	22-1970303
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1830 Route 130 North

Burlington, New Jersey 08016

(609) 387-7800

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Paul C. Tang, Esq.

Burlington Coat Factory Warehouse Corporation

Executive Vice President and General Counsel

1830 Route 130 North

Burlington, New Jersey 08016

(609) 387-7800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Joshua N. Korff, Esq.

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

(212) 446-4800

Approximate date of commencement of proposed sale of the securities to the public: The exchange will occur as soon as practicable after the effective date of this Registration Statement  ☐

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-Accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting Company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
10% Senior Notes due 2019	$450,000,000	$450,000,000	$52,245
Guarantees of 10% Senior Notes due 2019	$450,000,000	—	(3)

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2)	Previously paid.
(3)	Pursuant to Rule 457(n), no additional registration fee is payable with respect to the guarantees.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Schedule A

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory of Alabama, LLC	Alabama	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4632712

Burlington Coat Factory Realty of Huntsville LLC	Alabama	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-1970303

Burlington Coat Factory Warehouse of Anchorage, Inc.	Alaska	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	93-1046485

Burlington Coat Factory of Arizona, LLC	Arizona	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4632763

Burlington Coat Factory Realty of Desert Sky, Inc.	Arizona	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	86-1031005

Burlington Coat Factory Realty of Mesa, Inc.	Arizona	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	86-1031006

Burlington Coat Factory of Arkansas, LLC	Arkansas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4632817

Baby Depot of California, LLC	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633089

Burlington Coat Factory of California, LLC	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4632887

Burlington Coat Factory Realty of Dublin, Inc.	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	94-3399808

Burlington Coat Factory Realty of Florin, Inc.	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	94-3399809

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory Realty of Ventura, Inc.	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	77-0518590

Burlington Coat Factory of San Bernardino, LLC	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633016

MJM Designer Shoes of California, LLC	California	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4632945

Burlington Coat Factory of Colorado, LLC	Colorado	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633153

Burlington Coat Factory of Connecticut, LLC	Connecticut	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633202

Burlington Coat Realty of East Windsor, Inc.	Connecticut	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	06-1391139

Cohoes Fashions of Connecticut, LLC	Connecticut	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633634

Burlington Coat Factory of Delaware, LLC	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633728

Burlington Coat Factory of Texas, Inc.	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633830

Burlington Coat Factory of Texas, L.P.	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633782

Burlington Coat Factory Investments Holdings, Inc.	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4663833

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory Realty Corp.	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3246670

C.F.I.C. Corporation	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	51-0282085

MJM Designer Shoes of Delaware, LLC	Delaware	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-2681523

Bee Ridge Plaza, LLC	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	02-0693864

Burlington Coat Factory of Florida, LLC	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	58-1975714

Burlington Coat Factory Realty of Coral Springs, Inc.	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	03-0387530

Burlington Coat Factory Realty of Orlando, Inc.	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	59-3558218

Burlington Coat Factory Realty of Sarasota, Inc.	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3869014

Burlington Coat Factory Realty of University Square, Inc.	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	59-3724802

Burlington Coat Factory Realty of West Colonial, Inc.	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	05-0550581

K&T Acquisition Corp.	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	57-1176343

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

MJM Designer Shoes of Florida, LLC	Florida	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	60-0001903

Burlington Coat Factory of Georgia, LLC	Georgia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-2310204

Burlington Coat Factory Realty of Morrow, Inc.	Georgia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	58-2331013

Burlington Coat Factory Warehouse of Atlanta, Inc.	Georgia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-2310222

Burlington Coat Factory of Hawaii, LLC	Hawaii	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	26-0845470

Burlington Coat Factory of Idaho, LLC	Idaho	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4633933

Burlington Coat Factory of Illinois, LLC	Illinois	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4634340

Burlington Coat Factory Realty of Bloomingdale, Inc.	Illinois	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	36-4446838

Burlington Coat Factory Realty of River Oaks, Inc.	Illinois	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	36-4171851

Burlington Coat Factory Warehouse of East St. Louis, Inc.	Illinois	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	36-3384100

Burlington Coat Realty of Gurnee, Inc.	Illinois	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	36-3898953

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory of Indiana, LLC	Indiana	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	35-2086329

Burlington Coat Factory Realty of Greenwood, Inc.	Indiana	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	36-4494986

Burlington Coat Factory of Iowa, LLC	Iowa	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	42-1204776

Burlington Coat Factory of Kansas, LLC	Kansas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4634554

Burlington Coat Factory of Kentucky, Inc.	Kentucky	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	62-1247906

Burlington Coat Factory of Louisiana, LLC	Louisiana	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4634617

Burlington Coat Factory of Maine, LLC	Maine	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4634794

Burlington Coat Factory of Maryland, LLC	Maryland	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4634824

Burlington Coat Factory of Massachusetts, LLC	Massachusetts	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	58-2669608

Burlington Coat Factory Realty of North Attleboro, Inc.	Massachusetts	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	04-3344507

Cohoes Fashions of Massachusetts, LLC	Massachusetts	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4634868

Burlington Coat Factory of Michigan, LLC	Michigan	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635333

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory Warehouse of Detroit, Inc.	Michigan	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	38-2424219

Burlington Coat Factory Warehouse of Grand Rapids, Inc.	Michigan	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	31-1045013

Burlington Coat Factory Warehouse of Redford, Inc.	Michigan	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	36-3251099

Burlington Coat Factory of Minnesota, LLC	Minnesota	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635381

Burlington Coat Factory of Mississippi, LLC	Mississippi	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4804503

Burlington Coat Factory of Missouri, LLC	Missouri	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635447

Burlington Coat Factory Realty of Des Peres, Inc.	Missouri	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	43-1842990

Burlington Coat Factory of Montana, LLC	Montana	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	26-0845554

Burlington Coat Factory of Nebraska, LLC	Nebraska	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635566

Burlington Coat Factory of Nevada, LLC	Nevada	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635612

Burlington Coat Realty of Las Vegas, Inc.	Nevada	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	88-0314073

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory of New Hampshire, LLC	New Hampshire	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635690

Burlington Coat Factory Direct Corporation	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3531725

Burlington Coat Factory of New Jersey, LLC	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635873

Burlington Coat Factory Realty of Edgewater Park, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3815140

Burlington Coat Factory Realty of Paramus, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3823189

Burlington Coat Factory Realty of Pinebrook, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	48-1266066

Burlington Coat Factory Warehouse of Edgewater Park, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3751945

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3843958

Burlington Coat Factory Warehouse of New Jersey, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-2667705

Cohoes Fashions of New Jersey, LLC	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635964

MJM Designer Shoes of Moorestown, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-0156497

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

MJM Designer Shoes of New Jersey, LLC	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4635926

Super Baby Depot of Moorestown, Inc.	New Jersey	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-0828544

Burlington Coat Factory of New Mexico, LLC	New Mexico	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4771747

Burlington Coat Factory of New York, LLC	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636047

Burlington Coat Factory Realty of Yonkers, Inc.	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	13-4199049

Cohoes Fashions of New York, LLC	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636764

Georgetown Fashions Inc.	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	11-2463441

LC Acquisition Corp.	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-2913067

MJM Designer Shoes of New York, LLC	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636419

Monroe G. Milstein, Inc.	New York	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	13-3150740

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory of North Carolina, LLC	North Carolina	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636810

Burlington Coat Factory of North Dakota, LLC	North Dakota	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4680654

Burlington Coat Factory of Ohio, LLC	Ohio	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636839

Burlington Coat Factory Warehouse of Cleveland, Inc.	Ohio	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	34-1402739

Burlington Coat Factory of Oklahoma, LLC	Oklahoma	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636882

Burlington Coat Factory Realty of Tulsa, Inc.	Oklahoma	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-1593400

Burlington Coat Factory of Oregon, LLC	Oregon	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	93-1113593

Burlington Coat Factory of Pennsylvania, LLC	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636915

Burlington Coat Factory Realty of Langhorne, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	51-0420881

Burlington Coat Factory Realty of West Mifflin, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	25-1900644

Burlington Coat Factory Realty of Whitehall, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	52-2367723

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory Warehouse Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	52-1097225

Burlington Coat Factory Warehouse of Bristol, LLC	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4637002

Burlington Coat Factory Warehouse of Cheltenham, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	52-2004601

Burlington Coat Factory Warehouse of Langhorne, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-3737338

Burlington Coat Factory Warehouse of Montgomeryville, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	23-2777799

Burlington Factory Warehouse of Reading, Inc.	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-2263811

MJM Designer Shoes of Pennsylvania, LLC	Pennsylvania	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4636967

Burlington Coat Factory of Puerto Rico, LLC	Puerto Rico	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	66-0697802

Burlington Coat Factory of Rhode Island, LLC	Rhode Island	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4771799

Cohoes Fashions of Cranston, Inc.	Rhode Island	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	05-0478167

Burlington Coat Factory of South Carolina, LLC	South Carolina	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4637038

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory Warehouse of Charleston, Inc.	South Carolina	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	57-0903026

Burlington Coat Factory of South Dakota, LLC	South Dakota	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	26-0845641

Burlington Coat Factory Realty of Memphis, Inc.	Tennessee	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	71-0911391

Burlington Coat Factory Warehouse of Hickory Commons, Inc.	Tennessee	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	62-1664387

Burlington Coat Factory Warehouse of Memphis, Inc.	Tennessee	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	62-1142888

Burlington Coat Factory Warehouse of Shelby, Inc.	Tennessee	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	62-1283132

Burlington Coat Factory Realty of Bellaire, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	76-0682036

Burlington Coat Factory Realty of El Paso, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-1985900

Burlington Coat Factory Realty of Westmoreland, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	75-2940553

Burlington Coat Factory Warehouse of Baytown, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	76-0682033

Burlington Coat Realty of Houston, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	76-0442092

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Realty of Plano, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	75-2491335

MJM Designer Shoes of Texas, Inc.	Texas	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	74-2579897

Burlington Coat Factory of Utah, LLC	Utah	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4637069

Burlington Coat Factory of Vermont, LLC	Vermont	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	26-0845829

BCF Cards, Inc.	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	26-0260474

Burlington Coat Factory of Virginia, LLC	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	22-2377376

Burlington Coat Factory of Pocono Crossing, LLC	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	46-0492681

Burlington Coat Factory Reality of Coliseum, Inc.	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	54-2040601

Burlington Coat Factory Realty of Fairfax, Inc.	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	54-2011140

Burlington Coat Factory Warehouse of Coliseum, Inc.	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	54-2040603

Burlington Coat Realty of Potomac, Inc.	Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	52-1848892

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.

Burlington Coat Factory of Washington, LLC	Washington	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4637093

Burlington Coat Factory Realty of Franklin, Inc.	Washington	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	91-2131354

Burlington Coat Factory of West Virginia, LLC	West Virginia	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4637153

Burlington Coat Factory of Wisconsin, LLC	Wisconsin	1830 Route 130 North Burlington, New Jersey 08016 (609) 387-7800	5311	20-4637125

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 is being filed solely for the purposes of providing legal opinions with regards to the jurisdictions of organization of the Guarantors. Legal opinions are being provided by the following law firms:

Kirkland & Ellis LLP; Baker, Donelson, Bearman, Caldwell & Berkowitz, PC; K&L Gates LLP; Snell & Wilmer L.L.P.; Wright, Lindsey & Jennings LLP; Hinckley Allen & Snyder LLP; Carlsmith Ball LLP; Givens Pursley LLP; Andrews, Harrell, Mann, Carmin & Parker, P.C.; Nyemaster Goode, P.C.; Foulston Siefkin LLP; Dinsmore & Stohl LLP; Verrill Dana, LLP; McGuireWoods LLP; Foley & Lardner LLP; Moss & Barnett, A Professional Association; Shook, Hardy & Bacon, LLP; Crowley Fleck PLLP; McGrath North Mullin & Kratz, PC LLO; Hinkle, Hensley, Shanor & Martin, LLP; Vogel Law Firm; Pray Walker, P.C.; McConnell Valdes LLC; Nelson Mullins Riley & Scarborough LLP; and Gravel and Shea P.C.

No changes are being made to Part I of the Registration Statement by this filing, and therefore it has been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

General Indemnification

The Merger Agreement provides that, after the Merger, we and Parent will, jointly and severally, and Parent will cause us to, indemnify and hold harmless the individuals who are now, or have been at any time prior to the execution of the Merger Agreement or who become such prior to the effective time of the Merger, our directors or officers or any of our subsidiaries, or our employees or any of its subsidiaries providing services to or for such a director or officer in connection with the Merger Agreement or any of the transactions contemplated by the Merger Agreement, against costs and liabilities incurred in connection with any pending, threatened or completed claim, action, suit, proceeding or investigation arising out of or pertaining to (i) the fact that such individual is or was an officer, director, employee, fiduciary or agent of ours or any of our subsidiaries, or (ii) matters occurring or existing at or prior to the effective time of the Merger (including acts or omissions occurring in connection with the Merger Agreement and the transactions contemplated thereby), whether asserted or claimed prior to, at or after the effective time of the Merger.

The Merger Agreement provides that Holdings will provide, for a period of six years after the Merger becomes effective, directors’ and officers’ liability insurance for the benefit of those persons covered under our officers’ and directors’ liability insurance policy on terms with respect to coverage and amounts no less favorable than those of the policy in effect as of the execution of the Merger Agreement, provided that, subject to certain exceptions, the surviving corporation will not be obligated to pay premiums in excess of 300% of the annualized policy premium based on a rate as of the execution of the Merger Agreement. Notwithstanding the foregoing, prior to the effective time of the Merger we are permitted to purchase prepaid “tail” policies in favor of such indemnified persons with respect to the matters referred to above (provided that the annual premium for such tail policy may not exceed 300% of the annualized policy premium based on a rate as of the execution of the Merger Agreement), in which case Parent has agreed to maintain such tail policies in effect and continue to honor the obligations under such policies.

We and Parent have also agreed (i) to continue in effect for at least six years after the effective time of the Merger all rights to indemnification existing in favor of, and all exculpations and limitations of the personal liability of, our directors, officers, employees, fiduciaries and agents and our subsidiaries in our certificate of incorporation as of the effective time of the Merger with respect to matters occurring at or prior to the effective time of the Merger and (ii) to honor our indemnification agreements with our directors (including one former director, Harvey Morgan) and with certain officers. Each such indemnification agreement provides, among other things, that we will indemnify such indemnified person to the fullest extent permitted by the Delaware General Corporation Law (DGCL), including advancement of legal fees and other expenses incurred by the indemnified person in connection with any legal proceedings arising out the indemnified person’s service as director and/or officer, subject to certain exclusions and procedures set forth in the indemnification agreement.

In addition, our officers and directors under our Certificate of Incorporation and Bylaws are indemnified and held harmless against any and all claims alleged against any of them in their official capacities to the fullest extent authorized by the DGCL as it exists today or as it may be amended but only to the extent that such amendment permits us to provide broader indemnification rights than previously permitted.

Alabama

Both Burlington Coat Factory of Alabama, LLC and Burlington Coat Factory Realty of Huntsville LLC are incorporated under the laws of the State of Alabama.

Section 10-12-24(n) of the Code of Alabama allows limited liability companies to indemnify a member, manager, or employee, or former member, manager, or employee of the limited liability company against expenses actually and reasonably incurred in connection with the defense of an action, suit, or proceeding, civil or criminal, in which the member, manager, or employee is made a party by reason of being or having been a member, manager, or employee of the limited liability company, except in relation to matters as to which the member, manager, or employee is determined in the action, suit, or proceeding to be liable for negligence or misconduct in the performance of duty; to make any other indemnification that is authorized by the articles of organization, the operating agreement, or by a resolution adopted by the members after notice (unless notice is waived); to purchase and maintain insurance on behalf of any person who is or was a member, manager, or employee of the limited liability company against any liability asserted against and incurred by the member, manager, or employee in any capacity or arising out of the member’s, manager’s, or employee’s status as such, whether or not the limited liability company would have the power to indemnify the member, manager, or employee against that liability under the provisions of this section.

The Limited Liability Company Agreements of Burlington Coat Factory of Alabama, LLC and Burlington Coat Factory Realty of Huntsville LLC provide, to the fullest extent authorized by the Code of Alabama, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

Alaska

Burlington Coat Factory Warehouse of Anchorage, Inc. is incorporated under the laws of the State of Alaska.

Section 10.06.490 of the Alaska Corporations Code permits a corporation to indemnify a person who was, is, or is threatened to be made a party to a completed, pending, or threatened action or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise. To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of an action or proceeding or in defense of a claim, issue, or matter in the action or proceeding, the director, officer, employee, or agent shall be indemnified against expenses and attorney fees actually and reasonably incurred in connection with the defense.

In accordance with the provisions of the Alaska Corporations Code, the corporation’s Restated Articles of Incorporation provide for indemnification of directors and officers of the corporation, who are made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the corporation or served any other enterprise as a director or officer at the request of the corporation. The right of indemnification is also applicable to the executors, administrators and other similar legal representative of any such director or officer. The indemnification covers expenses, including attorney’s fees, actually and reasonably incurred in connection with the defense or settlement of an action or suit if the director or officer acted in good faith and in a manner reasonably believed to be in the best interests of the corporation. No indemnification will be made in respect of any claim, issue or matter as to which the director or officer is adjudged to be liable for negligence or misconduct unless the court in which the action or suit was brought determines that the director or officer is fairly and reasonably entitled to indemnity for such expenses.

Arizona

Burlington Coat Factory of Arizona, LLC, Burlington Coat Factory Realty of Desert Sky, Inc. and Burlington Coat Factory Realty of Mesa, Inc. are incorporated under the laws of the State of Arizona.

Section 29-610 of the Arizona Limited Liability Company Act allows a limited liability company to indemnify a member, manager, employee, officer or agent or any other person.

Section 10-851 of the Arizona Revised Statutes permits a corporation to indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if all of the following conditions exist: (a) the individual’s conduct was in good faith; (b) the individual reasonably believed in the case of conduct in an official capacity with the corporation, that the conduct was in its best interests and in all other cases, that the conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceedings, the individual had no reasonable cause to believe the conduct was unlawful. Section 10-851 of the Arizona Revised Statutes permits a corporation to indemnify an individual made a party to a proceeding because the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation pursuant to section 10-202, subsection B, paragraph 2 of the Arizona Revised Statutes. The termination of a proceeding by judgment, order, settlement or conviction or on a plea of no contest or its equivalent is not of itself determinative that the director did not meet the standard of conduct described in this section. Under Arizona Revised Statutes, a corporation may not indemnify a director under this section either: (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or (b) in connection with any other proceeding charging improper financial benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged liable on the basis that financial benefit was improperly received by the director. Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

The Burlington Coat Factory of Arizona, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Arizona Revised Statutes, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The bylaws of each of Burlington Coat Factory Realty of Desert Sky, Inc. and Burlington Coat Factory Realty of Mesa, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Arizona Revised Statutes.

Arkansas

Burlington Coat Factory of Arkansas, LLC is incorporated under the laws of the State of Arkansas.

Section 4-32-404 of Arkansas’ Small Business Entity Tax Pass Through Act provides that a limited liability company’s operating agreement may: (a) eliminate or limit the personal liability of a member or manager for monetary damages for breach of any duty provided for in Section 4-32-402 and (b) provide for indemnification of a member or manager for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

The Burlington Coat Factory of Arkansas, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by Arkansas’ Small Business Entity Tax Pass Through Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

California

Baby Depot of California, LLC, Burlington Coat Factory of California, LLC, Burlington Coat Factory Realty of Dublin, Inc., Burlington Coat Factory Realty of Florin, Inc., Burlington Coat Factory Realty of Ventura, Inc., Burlington Coat Factory of San Bernardino, LLC and MJM Designer Shoes of California, LLC are incorporated under the laws of the State of California.

Section 17003 of California’s Beverly-Killea Limited Liability Company Act states that a limited liability company organized under this section shall have all of the powers of a natural person in carrying out its business activities, including, without limitation, the power to indemnify or hold harmless any person.

Section 317 of the General Corporation Law of the State of California provides as follows:

A California corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding, including any threatened, pending or completed action, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation to procure a judgment in its favor), by reason of the fact that the person is or was an agent of the corporation, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with the proceeding if that person acted in good faith and in a manner the person reasonably believed to be in the best interests of the corporation and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of the person was unlawful. A California corporation also has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was an agent of the corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of the action if the person acted in good faith, in a manner the person believed to be in the best interests of the corporation and its shareholders. When a director, officer, employee or other agent of the corporation is successful on the merits in defense of any proceeding referred to above or in defense of any claim, issue, or matter therein, the corporation must indemnify him against the expenses, including attorney’s fees, actually and reasonably incurred by the agent in connection therewith.

Section 317 further authorizes a corporation to purchase and maintain insurance on behalf of any agent of the corporation against any liability asserted against or incurred by the agent in that capacity or arising out of the agent’s status as such, whether or not the corporation would have the power to indemnify the agent against that liability under Section 317.

The Limited Liability Company Agreements of each of Baby Depot of California, LLC, Burlington Coat Factory of California, LLC, Burlington Coat Factory of San Bernardino, LLC and MJM Designer Shoes of California, LLC provide, to the fullest extent authorized by California’s Beverly-Killea Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of Burlington Coat Factory Realty of Ventura, Inc. and the Articles of Incorporation of each of Burlington Coat Factory Realty of Dublin, Inc. and Burlington Coat Factory Realty of Florin, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the California General Corporation Law.

Colorado

Burlington Coat Factory of Colorado, LLC is incorporated under the laws of the State of Colorado.

Section 7-80-104(1)(k) of the Colorado Limited Liability Company Act permits a company to indemnify a member or manager or former member or manager of the limited liability company as provided in section 7-80-407. Under Section 7-80-407, a limited liability company shall reimburse a member or manager for payments made, and indemnify a member or manager for liabilities incurred by the member or manager, in the ordinary conduct of the business of the limited liability company or for the preservation of its business or property if such payments were made or liabilities incurred without violation of the member’s or manager’s duties to the limited liability company.

The Burlington Coat Factory of Colorado, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Colorado Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Notwithstanding the Limited Liability Company Agreement, the company may not indemnify a director under the Colorado Limited Liability Company Act: (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

Connecticut

Burlington Coat Factory of Connecticut, LLC, Burlington Coat Realty of East Windsor, Inc. and Cohoes Fashions of Connecticut, LLC are incorporated under the laws of the State of Connecticut.

Section 34-143 of the Connecticut Limited Liability Company Act provides for indemnification of a member or manager for judgments, settlements, penalties, fines or expenses incurred in a proceeding to which an individual is a party because such individual is or was a member or manager.

Under Section 33-771 of the Connecticut Business Corporation Act, a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if: (1) (a) he conducted himself in good faith; (b) he reasonably believed (i) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation; and (ii) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or (2) he engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the certificate of incorporation as authorized by subdivision (5) of subsection (b) of section 33-636. A director’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (ii) of subdivision (1) of subsection (a) of this section. The termination of a proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the relevant standard of conduct described in this section.

The Limited Liability Company Agreements of each of Burlington Coat Factory of Connecticut, LLC and Cohoes Fashions of Connecticut, LLC provide, to the fullest extent authorized by the Connecticut Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The Certificate of Incorporation of Burlington Coat Realty of East Windsor, Inc. provides for the indemnification of directors and officers to the fullest extent permitted by the Connecticut Business Corporation Act.

Notwithstanding the Limited Liability Company Agreements and Certificate of Incorporation, the companies may not indemnify a director under the Connecticut Business Corporation Act: (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (b) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

Delaware

Burlington Coat Factory of Delaware, LLC, Burlington Coat Factory of Texas, Inc., Burlington Coat Factory of Texas, L.P., Burlington Coat Factory Investments Holdings, Inc., Burlington Coat Factory Realty Corp., Burlington Coat Factory Warehouse Corporation, C.F.I.C. Corporation and MJM Designer Shoes of Delaware, LLC are incorporated under the laws of the State of Delaware.

Section 15-110 of the Delaware Limited Partnership Act provides that a partnership may, and shall have the power to, indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 145 of the Delaware General Corporation Law, or the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Limited Liability Company Agreements of each of Burlington Coat Factory of Delaware, LLC and MJM Designer Shoes of Delaware, LLC provide, to the fullest extent authorized by the Delaware Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of each of Burlington Coat Factory of Texas, Inc., Burlington Coat Factory Investments Holdings, Inc. and Burlington Coat Factory Warehouse Corporation and the Certificates of Incorporation of each of Burlington Coat Factory Realty Corp. and C.F.I.C. Corporation, provide for the indemnification of all current and former directors and officers to the fullest extent permitted by the DGCL.

The charter documents of Burlington Coat Factory of Texas, L.P. are silent as to indemnification.

Florida

Bee Ridge Plaza, LLC, Burlington Coat Factory of Florida, LLC, Burlington Coat Factory Realty of Coral Springs, Inc., Burlington Coat Factory Realty of Orlando, Inc., Burlington Coat Factory Realty of Sarasota, Inc., Burlington Coat Factory Realty of University Square, Inc., Burlington Coat Factory Realty of West Colonial, Inc., K&T Acquisition Corp. and MJM Designer Shoes of Florida, LLC are incorporated under the laws of the State of Florida.

Section 608.4229 of the Florida Limited Liability Company Act provides that a limited liability company may, and shall have the power to, but shall not be required to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Notwithstanding that provision, indemnification or advancement of expenses shall not be made to or on behalf of any member, manager, managing member, officer, employee, or agent if a judgment or other final adjudication establishes that the actions, or omissions to act, of such member, manager, managing member, officer, employee, or agent were material to the cause of action so adjudicated and constitute any of the following: (a) a violation of criminal law, unless the member, manager, managing member, officer, employee, or agent had no reasonable cause to believe such conduct was unlawful; (b) a transaction from which the member, manager, managing member, officer, employee, or agent derived an improper personal benefit; (c) in the case of a manager or managing member, a circumstance under which the liability provisions of Section 608-426 are applicable; or (d) willful misconduct or a conscious disregard for the best interests of the limited liability company in a proceeding by or in the right of the limited liability company to procure a judgment in its favor or in a proceeding by or in the right of a member.

Section 607.0850 of the Florida Business Corporation Act provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Florida corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Bee Ridge Plaza, LLC Limited Liability Company Agreement indemnifies and holds harmless the Managing Member or a Member and its successors and assigns from any claim, loss, expense, liability, action or damage resulting from the doing of any act or the omission to do any act by the Managing Member or a Member, the effect of which may cause or result in loss or damage to the Company, if done in good faith and in accordance with the terms of the Limited Liability Company Agreement. The Company will indemnify for reasonable cost and expenses of litigation (including attorney’s fees).

The Limited Liability Company Agreements of each of Burlington Coat Factory of Florida, LLC and MJM Designer Shoes of Florida, LLC provide, to the fullest extent authorized by the Florida Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of Burlington Coat Factory Realty of Coral Springs, Inc., Burlington Coat Factory Realty of Orlando, Inc., Burlington Coat Factory Realty of Sarasota, Inc., Burlington Coat Factory Realty of University Square, Inc., Burlington Coat Factory Realty of West Colonial, Inc. and K&T Acquisition Corp. provide for the indemnification of directors and officers to the fullest extent permitted by the Florida Business Corporation Act.

Georgia

Burlington Coat Factory of Georgia, LLC, Burlington Coat Factory Realty of Morrow, Inc. and Burlington Coat Factory Warehouse of Atlanta, Inc. are incorporated under the laws of the State of Georgia.

Section 14-11-306 of the Georgia Limited Liability Company Act provides that subject to the standards and restrictions, if any, set forth in the article of organization or written operating agreement, a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever arising in connection with the limited liability company; provided that a limited liability company shall not have the power to indemnify any member or manager for (i) for his or her intentional misconduct or knowing violation of the law or (ii) for any transaction for which the person received a personal benefit in violation of any provision of a written operating agreement.

Sections 14-2-850 through 14-2-859 of the Georgia Business Corporation Code provides for the indemnification of officers and directors by the corporation under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director of the corporation. Under the Georgia Business Corporation Code, a corporation may purchase insurance on behalf of an officer or director of the corporation incurred in his or her capacity as an officer or director regardless of whether the person could be indemnified under the Georgia Business Corporation Code.

Burlington Coat Factory of Georgia, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Georgia Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Burlington Coat Factory Realty of Morrow, Inc.’s bylaws provide for the indemnification of directors and officers to the fullest extent permitted by the Georgia Business Corporation Code.

Burlington Coat Factory Warehouse of Atlanta, Inc.’s Articles of Incorporation and bylaws are silent as to indemnification.

Hawaii

Burlington Coat Factory of Hawaii, LLC is incorporated under the laws of the State of Hawaii.

Section 428-403 of the Hawaii Limited Liability Company Act states that a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

The Burlington Coat Factory of Hawaii, LLC operating agreement provides for the indemnification of members, managers, officers and employees to the fullest extent authorized by the Hawaii Limited Liability Company Act.

Idaho

Burlington Coat Factory of Idaho, LLC is incorporated under the laws of the State of Idaho.

Section 53-624 of the Idaho Limited Liability Company Act provides for indemnification of a member or manager for judgments, settlements, penalties, fines or expenses incurred in a proceeding to which a person is a party because the person is or was a member or manager.

The Burlington Coat Factory of Idaho, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Idaho Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Illinois

Burlington Coat Factory of Illinois, LLC, Burlington Coat Factory Realty of Bloomingdale, Inc., Burlington Coat Factory Realty of River Oaks, Inc., Burlington Coat Factory Warehouse of East St. Louis, Inc. and Burlington Coat Realty of Gurnee, Inc. are incorporated under the laws of the State of Illinois.

Section 15-7 of the Illinois Limited Liability Company Act states that a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

Section 8.75 of the Illinois Business Corporation Act of 1983 provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. An Illinois corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Burlington Coat Factory of Illinois, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Illinois Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The bylaws of each of Burlington Coat Factory Realty of Bloomingdale, Inc., Burlington Coat Factory Realty of River Oaks, Inc., Burlington Coat Factory Warehouse of East St. Louis, Inc. and Burlington Coat Realty of Gurnee, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Illinois Business Corporation Act of 1983.

Indiana

Burlington Coat Factory of Indiana, LLC and Burlington Coat Factory Realty of Greenwood, Inc. are incorporated under the laws of the State of Indiana.

Under 23-18-2-2 of the Indiana Limited Liability Company Act, a company may indemnify and hold harmless any member, manager, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness and subject to any standards and restrictions set forth in a written operating agreement.

Under Section 23-1-37-8 of the Indiana Business Corporation Law, a corporation may indemnify an individual made a party to a proceeding because the individual is or was a director against liability incurred in the proceeding if: (1) the individual’s conduct was in good faith; and (2) the individual reasonably believed: (A) in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in its best interests; and (B) in all other cases, that the individual’s conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, the individual either: (A) had reasonable cause to believe the individual’s conduct was lawful; or (B) had no reasonable cause to believe the individual’s conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a)(2)(B).

The Burlington Coat Factory of Indiana, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Indiana Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Burlington Coat Factory Realty of Greenwood, Inc.’s bylaws provide for the indemnification of directors and officers to the fullest extent permitted by the Indiana Business Corporation Law.

Iowa

Burlington Coat Factory of Iowa, LLC is incorporated under the laws of the State of Iowa.

Section 490A, 202 of the Iowa Limited Liability Company Act provides that a company may indemnify and hold harmless a member, manager, or other person against a claim, liability, or other demand, as provided in an operating agreement.

The Burlington Coat Factory of Iowa, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Iowa Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Kansas

Burlington Coat Factory of Kansas, LLC is incorporated under the laws of the State of Kansas.

Section 17-7670 of the Kansas Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. To the extent that a member, manager, officer, employee or agent has been successful on the merits or otherwise or the defenses of any action, suits or proceeding, or in defense of any issue or matter therein, such director, officer, employee or agent shall be indemnified against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.

The Burlington Coat Factory of Kansas, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Kansas Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Kentucky

Burlington Coat Factory of Kentucky, Inc. is incorporated under the laws of the State of Kentucky.

Section 271B.8-510 of the Kentucky Business Corporation Act permits a corporation to indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if: (1) (a) he conducted himself in good faith; (b) he reasonably believed (i) in the case of conduct in his official capacity, that his conduct was in the best interests of the corporation; and (ii) in all other cases, that his conduct was at least not opposed to the best interests of the corporation; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A director’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (1)(b)2 of this section.

The Amended and Restated Bylaws of Burlington Coat Factory of Kentucky, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Kentucky Business Corporation Act.

Louisiana

Burlington Coat Factory of Louisiana, LLC is incorporated under the laws of the State of Louisiana.

Section 1315 of the Louisiana Limited Liability Company Act provides for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines, or expenses incurred because he is or was a member or manager.

The Burlington Coat Factory of Louisiana, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Louisiana Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Maine

Burlington Coat Factory of Maine, LLC is incorporated under the laws of the State of Maine.

Under Section 654 of the Maine Limited Liability Company Act, a limited liability company may indemnify or, if provided in the articles of organization or an operating agreement, shall in all cases indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, because that person is or was a manager, member, employee or agent of that limited liability company or is or was serving at the request of that limited liability company as a director, officer, trustee, partner, fiduciary, employee or agent of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by that person in connection with such an action, suit or proceeding; provided that no indemnification may be provided for a person with respect to a matter for which that person is finally adjudicated: A) not to have acted honestly or in the reasonable belief that that person’s action was in or not opposed to the best interests of a limited liability company or its members or, in the case of a person serving as a fiduciary of an employee benefit plan or trust, in or not opposed to the best interests of that plan or trust or its participants or beneficiaries; or B) with respect to a criminal action or proceeding, to have had reasonable cause to believe that that person’s conduct was unlawful.

The Burlington Coat Factory of Maine, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Maine Limited Liability company Act, for the indemnification of any member, manager, officer or employee of the Company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Maryland

Burlington Coat Factory of Maryland, LLC is incorporated under the laws of the State of Maryland.

Section 4A-203 of the Maryland Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in the articles of organization or operating agreement.

The Burlington Coat Factory of Maryland, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Maryland Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Massachusetts

Burlington Coat Factory of Massachusetts, LLC, Burlington Coat Factory Realty of North Attleboro, Inc. and Cohoes Fashions of Massachusetts, LLC are incorporated under the laws of the State of Massachusetts.

Section 8 of the Massachusetts Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. Such indemnification may include payment by the limited liability company of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated to be not entitled to indemnification under this section which undertaking may be accepted without reference to the financial ability of such person to make repayment. Any such indemnification may be provided although the person to be indemnified is no longer a member or manager.

No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the limited liability company.

Section 8.51 of the Massachusetts Business Corporation Act provides that a corporation may indemnify an individual who is a party to a proceeding because he is a director against liability incurred in the proceeding if: (1)(i) he conducted himself in good faith; (ii) he reasonably believed that his conduct was in the best interests of the corporation or that his conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful; or (2) he engaged in conduct for which he shall not be liable under a provision of the articles of organization authorized by clause (4) of subsection (b) of section 2.02. A director’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in, and the beneficiaries of, the plan is conduct that satisfies the requirement that his conduct was at least not opposed to the best interests of the corporation.

The Limited Liability Company Agreements of each of Burlington Coat Factory of Massachusetts, LLC and Cohoes Fashions of Massachusetts, LLC provide, to the fullest extent authorized by the Massachusetts Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of Burlington Coat Factory Realty of North Attleboro, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Massachusetts Business Corporation Act.

Michigan

Burlington Coat Factory of Michigan, LLC, Burlington Coat Factory Warehouse of Detroit, Inc., Burlington Coat Factory Warehouse of Grand Rapids, Inc. and Burlington Coat Factory Warehouse of Redford, Inc. are incorporated under the laws of the State of Michigan.

Section 408 of the Michigan Limited Liability Company Act permits a limited liability company to indemnify and hold harmless a manager from and against any and all losses, expenses, claims, and demands sustained by reason of any acts or omissions or alleged acts or omissions as a manager, including judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which the person is a party or threatened to be made a party because he or she is or was a manager, to the extent provided for in an operating agreement or in a contract with the person, or to the fullest extent permitted by agency law subject to any restriction in an operating agreement or contract, except that the company may not indemnify any person for any of the following: (a) the receipt of a financial benefit to which the manager is not entitled; (b) liability under section 308; (c) a knowing violation of law; and (d) an act or omission occurring before the date when the provision becomes effective.

Section 450.1561 of Michigan’s Business Corporation Act provides that a corporation has the power to indemnify a person who was or is a party or is threatened to be made a party to a threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal, other than an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise, whether for profit or not, against expenses, including attorneys’ fees, judgments, penalties, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or proceeding, if the person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders, and with respect to a criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful.

The Burlington Coat Factory of Michigan, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Michigan Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of Burlington Coat Factory Warehouse of Grand Rapids, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by Michigan’s Business Corporation Act.

The charter documents of Burlington Coat Factory Warehouse of Redford, Inc. and Burlington Coat Factory Warehouse of Detroit, Inc. are silent as to indemnification.

Minnesota

Burlington Coat Factory of Minnesota, LLC is incorporated under the laws of the State of Minnesota.

Under Section 322B.699 of the Minnesota Limited Liability Company Act, a limited liability company shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney’s fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person: (1) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney’s fees and disbursements, incurred by the person in connection with the proceeding with respect to the same acts or omissions; (2) acted in good faith; (3) received no improper personal benefit and section 322B.666 if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) in the case of acts or omissions occurring in the official capacity described in subdivision 1, paragraph (c), clause (1) or (2), reasonably believed that the conduct was in the best interests of the limited liability company, or in the case of acts or omissions occurring in the official capacity described in subdivision 1, paragraph (c), clause (3), reasonably believed that the conduct was not opposed to the best interests of the limited liability company. If the person’s acts or omissions complained of in the proceeding relate to conduct as a director, officer, trustee, employee, or agent of an employee benefit plan, the conduct is not considered to be opposed to the best interests of the limited liability company if the person reasonably believed that the conduct was in the best interests of the participants or beneficiaries of the employee benefit plan.

The Burlington Coat Factory of Minnesota, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Minnesota Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Mississippi

Burlington Coat Factory of Mississippi, LLC is incorporated under the laws of the State of Mississippi.

Section 79-29-110 of the Mississippi Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member, manager or other person made a party to a proceeding because he is or was a member, manager or agent of the limited liability company against liability incurred in the proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed: (i) in the case of conduct in his official capacity with the limited liability company, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A member’s, manager’s or other person’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirements of paragraph (1)(b)(ii) of this section.

The Burlington Coat Factory of Mississippi, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Mississippi Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Missouri

Burlington Coat Factory of Missouri, LLC and Burlington Coat Factory Realty of Des Peres, Inc. are incorporated under the laws of the State of Missouri.

The Missouri Limited Liability Company Act is silent as to indemnification.

Section 351-355 of the General and Business Corporation Law of Missouri, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Missouri corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

The Burlington Coat Factory of Missouri, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Missouri Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The bylaws of Burlington Coat Factory Realty of Des Peres, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the General and Business Corporation Law of Missouri.

Montana

Burlington Coat Factory of Montana, LLC is incorporated under the laws of the State of Montana.

Section 38-8-504 of the Montana Limited Liability Company Act states that a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

The Burlington Coat Factory of Montana, LLC operating agreement provides for the indemnification of members, managers, officers and employees to the fullest extent authorized by the Montana Limited Liability Company Act.

Nebraska

Burlington Coat Factory of Nebraska, LLC is incorporated under the laws of the State of Nebraska.

Section 21-2603 of the Nebraska Limited Liability Company Act provides that a limited liability company organized pursuant to and existing under the Limited Liability Company Act may (a) indemnify a member, manager, or former member or manager of the limited liability company against expenses actually and reasonably incurred in connection with the defense of a civil or criminal action, suit, or proceeding in which such person is made a party by reason of being or having been a member or manager except in matters as to which such person is adjudged in the action, suit, or proceeding to be liable for negligence or misconduct in the performance of duty and (b) make any other indemnification that is authorized by the articles of organization or by an article of the operating agreement or resolution adopted by the members after notice.

The Burlington Coat Factory of Nebraska, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Nebraska Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Nevada

Burlington Coat Factory of Nevada, LLC and Burlington Coat Realty of Las Vegas, Inc. are incorporated under the laws of the State of Nevada.

Under Sections 86.411 and 86.412 of Nevada’s Limited Liability Company Act, a limited liability company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a manager, member, employee or agent of the company, or is or was serving at the request of the company as a manager, member, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the limited liability company, and that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. To the extent that a manager, member, employee or agent of a limited liability company has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the company shall indemnify him against expenses, including attorney’s fees, actually and reasonably incurred by him in connection with the defense.

Under Nevada General Corporation Law, to the extent that an Indemnitee is successful on the merits in defense of a suit or proceeding brought against him or her by reason of the fact that he or she is or was a director, officer, or agent of the registrant, or serves or served any other enterprise or organization at the request of the registrant, the registrant shall indemnify him or her against expenses (including attorneys’ fees) actually and reasonably incurred in connection with such action.

If unsuccessful in defense of a third-party civil suit or a criminal suit, or if such a suit is settled, an Indemnitee may be indemnified under Nevada law against both (i) expenses, including attorneys’ fees, and (ii) judgments, fines, and amounts paid in settlement if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the registrant, and, with respect to any criminal action, had no reasonable cause to believe his or her conduct was unlawful.

If unsuccessful in defense of a suit brought by or in the right of the registrant, where the suit is settled, an Indemnitee may be indemnified under Nevada law only against expenses (including attorneys’ fees) actually and reasonably incurred in the defense or settlement of the suit if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the registrant except that if the Indemnitee is adjudged to be liable for a breach of fiduciary duty or misconduct, fraud, or a knowing violation of law in the performance of his or her duty to the registrant, he or she cannot be made whole even for expenses unless a court determines that he or she is fully and reasonably entitled to indemnification for such expenses.

Also under Nevada law, expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding may be paid by the registrant in advance of the final disposition of the suit, action, or proceeding upon receipt of an undertaking by or on behalf of the officer or director to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the registrant. The registrant may also advance expenses incurred by other employees and agents of the registrant upon such terms and conditions, if any, that the board of directors of the registrant deems appropriate.

The Burlington Coat Factory of Nevada, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Nevada Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The Articles of Incorporation of Burlington Coat Realty of Las Vegas, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Nevada General Corporation Law.

New Hampshire

Burlington Coat Factory of New Hampshire, LLC is incorporated under the laws of the State of New Hampshire.

Under Section 304-C:9 of the New Hampshire Limited Liability Company Act, a limited liability company may, and shall have the power to, indemnify any member or manager or other person made a party to a proceeding or threatened to be made a named defendant or respondent in a proceeding because such member, manager, or other person acted on behalf of the limited liability company, against liability for a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding, if: (a) the member, manager or person conducted himself in good faith; and (b) the member, manager, or person reasonably believed his conduct was not opposed to the best interest of the limited liability company. A limited liability company may not indemnify a member, manager, or other person under this section: (a) in connection with a proceeding by or in the right of the limited liability company in which such person was judged liable to the limited liability company; or (b) in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action on behalf of the limited liability company, in which such person was adjudged liable on the basis that personal benefit was improperly received by him.

The Burlington Coat Factory of New Hampshire, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the New Hampshire Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

New Jersey

Burlington Coat Factory Direct Corporation, Burlington Coat Factory of New Jersey, LLC, Burlington Coat Factory Realty of Edgewater Park, Inc., Burlington Coat Factory Realty of Paramus, Inc., Burlington Coat Factory Realty of Pinebrook, Inc., Burlington Coat Factory Warehouse of Edgewater Park, Inc., Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp., Burlington Coat Factory Warehouse of New Jersey, Inc., Cohoes Fashions of New Jersey, LLC, MJM Designer Shoes of Moorestown, Inc., MJM Designer Shoes of New Jersey, LLC and Super Baby Depot of Moorestown, Inc. are incorporated under the laws of the State of New Jersey.

Under Section 42:2B-10 of the New Jersey Limited Liability Company Act, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Section 14A: 3-5 of the New Jersey Business Corporation Act provides that any corporation organized for any purpose under any general or special law of this State shall have the power to indemnify a corporate agent against his expenses and liabilities in connection with any proceeding involving the corporate agent by reason of his being or having been such a corporate agent, other than a proceeding by or in the right of the corporation, if: (a) such corporate agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal proceeding, such corporate agent had no reasonable cause to believe his conduct was unlawful. Any corporation organized for any purpose under any general or special law of this New Jersey shall have the power to indemnify a corporate agent against his expenses in connection with any proceeding by or in the right of the corporation to procure a judgment in its favor which involves the corporate agent by reason of his being or having been such corporate agent, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.

The Limited Liability Company Agreements of Burlington Coat Factory of New Jersey, LLC, Cohoes Fashions of New Jersey, LLC and MJM Designer Shoes of New Jersey, LLC provide, to the fullest extent authorized by the New Jersey Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of each of Burlington Coat Factory Direct Corporation, Burlington Coat Factory Realty of Edgewater Park, Inc., Burlington Coat Factory Realty of Paramus, Inc., Burlington Coat Factory Realty of Pinebrook, Inc., Burlington Coat Factory Warehouse of Edgewater Park, Inc., Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp., MJM Designer Shoes of Moorestown, Inc. and Super Baby Depot of Moorestown, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the New Jersey Business Corporation Act.

The charter documents and bylaws of Burlington Coat Factory Warehouse of New Jersey, Inc. are silent as to indemnification.

New Mexico

Burlington Coat Factory of New Mexico, LLC is incorporated under the laws of the State of New Mexico.

Section 53-19-18 of the New Mexico Limited Liability Company Act states that the articles of organization or an operating agreement may provide for indemnification of a member or manager for judgments, settlements, penalties, fines or expenses incurred in a proceeding to which a person is a party because he is or was a member or manager and for advancement of expenses, including costs of defense, prior to final disposition of such proceeding.

The Limited Liability Company Agreement of Burlington Coat Factory of New Mexico, LLC provides, to the fullest extent authorized by the New Mexico Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

New York

Burlington Coat Factory of New York, LLC, Burlington Coat Factory Realty of Yonkers, Inc., Cohoes Fashions of New York, LLC, Georgetown Fashions Inc., LC Acquisition Corp., MJM Designer Shoes of New York, LLC and Monroe G. Milstein, Inc. are incorporated under the laws of the State of New York.

Section 420 of the New York Limited Liability Company Law provides that a limited liability company may, and shall have the power to, indemnify and hold harmless, and advance expenses to, any member, manager or other person, or any testator or intestate of such member, manager or other person, from and against any and all claims and demands whatsoever; provided, however, that no indemnification may be made to or on behalf of any member, manager or other person if a judgment or other final adjudication adverse to such member, manager or other person establishes: (a) that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated or (b) that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

Section 722 of the New York Business Corporation Law permits a corporation to indemnify any person made, or threatened to be made, a party to an action or proceeding ( other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

New York Business Corporation Law also provides that a corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Limited Liability Company Agreements of each of Burlington Coat Factory of New York, LLC, Cohoes Fashions of New York, LLC and MJM Designer Shoes of New York, LLC provide, to the fullest extent authorized by the New York Limited Liability Company Law, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of each of Burlington Coat Factory Realty of Yonkers, Inc. and Monroe G. Milstein, Inc. and the Certificates of Incorporation of LC Acquisition Corp. provide for the indemnification of directors and officers to the fullest extent permitted by the New York Business Corporation Law.

The bylaws and charter documents of Georgetown Fashions Inc. are silent as to indemnification.

North Carolina

Burlington Coat Factory of North Carolina, LLC is incorporated under the laws of the State of North Carolina.

Section 57C-3-32 of the North Carolina Limited Liability Company Act provides that the articles of organization or a written operating agreement may eliminate or limit the personal liability of a manager, director, or executive for monetary damages for breach of any duty as manager, director, or executive and provides for indemnification of a manager, member, director, or executive for judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which the member, manager, director, or executive is a party because the person is or was a manager, member, director, or executive.

No provision permitted under this section shall limit, eliminate, or indemnify against the liability of a manager, director, or executive for: (i) acts or omissions that the manager, director, or executive knew at the time of the acts or omissions were clearly in conflict with the interests of the limited liability company, (ii) any transaction from which the manager, director, or executive derived an improper personal benefit, or (iii) acts or omissions occurring prior to the date the provision became effective, except that indemnification may be provided if approved by all the members.

The Burlington Coat Factory of North Carolina, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the North Carolina Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

North Dakota

Burlington Coat Factory of North Dakota, LLC is incorporated under the laws of the State of North Dakota.

Section 10-32-99 of the North Dakota Limited Liability Company Act provides that a limited liability company may indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, including without limitation, excise taxes assessed against the person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney’s fees and disbursements, incurred by the person in connection with the proceeding if the person reasonably believed that the conduct was in the best interests of the limited liability company or not opposed to the best interests of the company and: (a) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines; (b) acted in good faith; (c) received no improper personal benefit; and in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful.

The Burlington Coat Factory of North Carolina, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the North Carolina Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Ohio

Burlington Coat Factory of Ohio, LLC and Burlington Coat Factory Warehouse of Cleveland, Inc. are incorporated under the laws of the State of Ohio.

Section 1705.32 of the Ohio Limited Liability Company Act provides that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, because he is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him in connection with the action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Under Section 1701.13(E) of the Ohio General Corporation Law, generally, a corporation may indemnify any current or former director, officer, employee or agent for reasonable expenses incurred in connection with the defense or settlement of any threatened, pending or completed litigation related to the person’s position with the corporation or related to the person’s service (as a director, trustee, officer, employee, member, manager, or agent) to another corporation at the request of the indemnifying corporation, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation. If the litigation involved a criminal action or proceeding, the person must also have had no reasonable cause to believe his or her conduct was unlawful. Ohio law requires indemnification for reasonable expenses incurred if the person was successful in the defense of the litigation.

The Burlington Coat Factory of Ohio, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by the Ohio Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The Amended and Restated Bylaws of Burlington Coat Factory Warehouse of Cleveland, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Ohio General Corporation Law.

Oklahoma

Burlington Coat Factory Realty of Tulsa, Inc. and Burlington Coat Factory of Oklahoma, LLC are incorporated under the laws of the State of Oklahoma.

Section 1031 of the Oklahoma General Corporation Act authorizes the indemnification of directors and officers under certain circumstances. The Oklahoma General Corporation Act provides for indemnification of each of the company’s officers and directors against (a) expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with any action, suit or proceeding brought by reason of such person being or having been a director, officer, employee or agent of the company, or of any other corporation, partnership, joint venture, trust or other enterprise at the request of the company, other than an action by or in the right of company. To be entitled to indemnification, the individual must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and with respect to any criminal action, the person seeking indemnification had no reasonable cause to believe that the conduct was unlawful and (b) expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense or settlement of any action or suit by or in the right of the company brought by reason of the person seeking indemnification being or having been a director, officer, employee or agent of the company, or any other corporation, partnership, joint venture, trust or other enterprise at the request of the company, provided the actions were in good faith and were reasonably believed to be in or not opposed to the best interest of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual shall have been adjudged liable to the company, unless and only to the extent that the court in which such action was decided has determined that the person is fairly and reasonably entitled to indemnity for such expenses which the court deems proper.

Section 2003 of the Oklahoma Limited Liability Company Act provides that a limited liability company may indemnify and hold harmless any member, agent, or employee from and against any and all claims and demands whatsoever, except in the case of action or failure to act by the member, agent, or employee which constitutes willful misconduct or recklessness, and subject to the standards and restrictions, if any, set forth in the articles of organization or operating agreement.

The bylaws of Burlington Coat Factory Realty of Tulsa, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Oklahoma General Corporation Law.

The Burlington Coat Factory of Oklahoma, LLC Limited Liability Company Agreement provides, to the fullest extent authorized by Oklahoma Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Oregon

Burlington Coat Factory of Oregon, LLC is incorporated under the laws of the State of Oregon.

Section 63.077 of the Oregon Limited Liability Company Act allows for the indemnification of a member or manager or any other person. Section 63.160 provides for the indemnification of any person for acts or omissions as a member, manager, employee or agent and may eliminate or limit the liability of a member, manager, employee or agent to the limited liability company or its members for damages from such acts or omissions. However, no such provision shall eliminate or limit the liability or provide for indemnification of a member of a member-managed limited liability company or a manager of a manager-managed limited liability company for any act or omission occurring prior to the date when such provision became effective, and no such provision shall eliminate or limit the liability or provide for indemnification of a member or manager for: (1) any breach of the member’s or manager’s duty of loyalty to the limited liability company or its members; (2) acts or omissions not in good faith which involve intentional misconduct or a knowing violation of law; (3) any unlawful distribution; or (4) any transaction from which the member or manager derives an improper personal benefit.

Burlington Coat Factory of Oregon, LLC Agreement provides, to the fullest extent authorized by the Oregon Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Pennsylvania

Burlington Coat Factory of Pennsylvania, LLC, Burlington Coat Factory Realty of Langhorne, Inc., Burlington Coat Factory Realty of West Mifflin, Inc., Burlington Coat Factory Realty of Whitehall, Inc., Burlington Coat Factory Warehouse Inc., Burlington Coat Factory Warehouse of Bristol, LLC, Burlington Coat Factory Warehouse of Cheltenham, Inc., Burlington Coat Factory Warehouse of Langhorne, Inc., Burlington Coat Factory Warehouse of Montgomeryville, Inc., Burlington Factory Warehouse of Reading, Inc. and MJM Designer Shoes of Pennsylvania, LLC are incorporated under the laws of the State of Pennsylvania.

Section 8945 of the Pennsylvania Limited Liability Company Act provides that a limited liability company may and shall have the power to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Sections 1741 through 1750 of the Pennsylvania Business Corporation Law of 1988, as amended, permits, and in some cases requires, the indemnification of officers, directors and employees of the Company. Section 3.1 of our bylaws provides that we shall indemnify any director or officer of the Company who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including actions or suits by or in the right of the Company, its shareholders or otherwise, by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, fiduciary or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise to the fullest extent permitted by law, including, without limitation, against expenses (including legal fees), damages, punitive damages, judgments, penalties, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with such proceedings unless the act or failure to act giving rise to the claim is finally determined by a court to have constituted willful misconduct or recklessness. Section 3.1 also provides that, if an authorized representative is not entitled to indemnification for a portion of liabilities to which he or she may be subject, the Company will indemnify the person to the maximum extent permitted for the remaining portion of the liabilities.

The Limited Liability Company Agreements of each of Burlington Coat Factory of Pennsylvania, LLC, Burlington Coat Factory Warehouse of Bristol, LLC and MJM Designer Shoes of Pennsylvania, LLC provide, to the fullest extent authorized by Pennsylvania Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of each of Burlington Coat Factory Realty of Langhorne, Inc., Burlington Coat Factory Realty of West Mifflin, Inc., Burlington Coat Factory Realty of Whitehall, Inc., Burlington Coat Factory Warehouse Inc., Burlington Coat Factory Warehouse of Cheltenham, Inc., Burlington Coat Factory Warehouse of Langhorne, Inc., Burlington Factory Warehouse of Reading, Inc. and the Articles of

Incorporation of Burlington Coat Factory Warehouse of Montgomeryville, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Pennsylvania Business Corporation Law of 1988.

Puerto Rico

Burlington Coat Factory of Puerto Rico, LLC is incorporated under the laws of Puerto Rico.

Article 19.08 of the Puerto Rico General Corporations Law of 2009, the successor law of the Puerto Rico Limited Liability Company Act, states that a limited liability company shall have the authority to indemnify and hold harmless a member or manager from and against all and any type of claim and suit.

The Burlington Coat Factory of Puerto Rico, LLC operating agreement provides for the indemnification of members, managers, officers and employees to the fullest extent authorized by the Puerto Rico Limited Liability Company Act.

Rhode Island

Burlington Coat Factory of Rhode Island, LLC and Cohoes Fashions of Cranston, Inc are incorporated under the laws of the State of Rhode Island.

Under Section 7-16-4 of the Rhode Island Limited Liability Company Act, a limited liability company may indemnify and advance expenses to any member, manager, agent or employee, past or present, to the same extent as a corporation may indemnify any of its directors, officers, employees or agents and subject to the standards and restrictions, if any, set forth in the articles of organization or operating agreement, and to purchase and maintain insurance on behalf of any member, manager, agent or employee against any liability asserted against him and incurred by the member, manager, agent or employee in that capacity or arising out of the member’s, manager’s, agent’s or employee’s status, whether or not the limited liability company would have the power to indemnify under the provisions of this section, the articles of organization or operating agreement.

Section 1-1.2-814 of the Rhode Island Business Corporation Act provides that a corporation has power to indemnify any individual made a party to any proceeding by reason of the fact that he or she is or was a director if: (i) he or she conducted himself or herself in good faith; and (ii) he or she reasonably believed, (A) the case of conduct in his or her official capacity with the corporation, that his or her conduct was in its best interests, and (B) all other cases, that his or her conduct was at least not opposed to the corporations best interests; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful; or (iv) he or she engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation. A director’s conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the corporation in accordance with (b)(1)(ii)(B).

The Limited Liability Company Agreement of Burlington Coat Factory of Rhode Island, LLC, provides, to the fullest extent authorized by Rhode Island Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The bylaws and charter documents of Cohoes Fashions of Cranston, Inc. are silent as to indemnification.

South Carolina

Burlington Coat Factory of South Carolina, LLC and Burlington Coat Factory Warehouse of Charleston, Inc. are incorporated under the laws of the State of South Carolina.

Under Section 33-44-403 of the South Carolina Limited Liability Company Act, a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

Reference is made to Chapter 8, Article 5 of Title 33 of the 1976 Code of Laws of South Carolina as amended, which provides for indemnification of officers and directors of South Carolina corporations in certain instances in connection with legal proceedings involving any such persons because of being or having been an officer or director.

The Limited Liability Company Agreement of Burlington Coat Factory of South Carolina, LLC, provides, to the fullest extent authorized by South Carolina Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The Articles of Incorporation of Burlington Coat Factory Warehouse of Charleston, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the 1976 Code of Laws of South Carolina as amended.

South Dakota

Burlington Coat Factory of South Dakota, LLC is incorporate under the laws of the State of South Dakota.

Section 47-34A-403 of the South Dakota Limited Liability Company Act states that a limited liability company shall reimburse a member or manager for payments made and indemnify a member or manager for liabilities incurred by the member or manager in the ordinary course of the business of the company or for the preservation of its business or property.

The Burlington Coat Factory of South Dakota, LLC operating agreement provides for the indemnification of members, managers, officers and employees to the fullest extent authorized by the South Dakota Limited Liability Company Act.

Tennessee

Burlington Coat Factory Realty of Memphis, Inc., Burlington Coat Factory Warehouse of Hickory Commons, Inc., Burlington Coat Factory Warehouse of Memphis, Inc. and Burlington Coat Factory Warehouse of Shelby, Inc. are incorporated under the laws of the State of Tennessee.

Section 48-18-507 of the Tennessee Business Corporation Act permits a corporation to indemnify: (1) an officer of the corporation who is not a director is entitled to mandatory indemnification and is entitled to apply for court-ordered indemnification, in each case to the same extent as a director; (2) the corporation may indemnify and advance expenses under this part to an officer, employee, or agent of the corporation who is not a director to the same extent as to a director; and (3) a corporation may also indemnify and advance expenses to an officer, employee, or agent who is not a director to the extent, consistent with public policy, that may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

The bylaws of each of Burlington Coat Factory Realty of Memphis, Inc., Burlington Coat Factory Warehouse of Memphis, Inc. and Burlington Coat Factory Warehouse of Hickory Commons, Inc., provide for the indemnification of directors and officers to the fullest extent permitted by the Tennessee Business Corporation Act.

The Charter of Burlington Coat Factory Warehouse of Shelby, Inc. provides for the indemnification of directors and officers to the fullest extent permitted by the Tennessee Business Corporation Act.

Texas

Burlington Coat Factory Realty of Bellaire, Inc., Burlington Coat Factory Realty of El Paso, Inc., Burlington Coat Factory Realty of Westmoreland, Inc., Burlington Coat Factory Warehouse of Baytown, Inc., Burlington Coat Factory Realty of Houston, Inc., Burlington Coat Factory Realty of Plano, Inc. and MJM Designer Shoes of Texas, Inc. are incorporated under the laws of the State of Texas.

Under Article 2.02-1 of the Texas Business Corporation Act, a corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined in accordance with Section F of this article that the person: (1) conducted himself in good faith; (2) reasonably believed: (a) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation’s best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation’s best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

The bylaws of Burlington Coat Factory Warehouse of Baytown, Inc. and the Amended and Restated Bylaws of MJM Designer Shoes of Texas, Inc., Burlington Coat Factory Realty of Plano, Inc., Burlington Coat Factory Realty of Houston, Inc., Burlington Coat Factory Realty of Westmoreland, Inc., Burlington Coat Factory Realty of El Paso, Inc. and Burlington Coat Factory Realty of Bellaire, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Texas Business Corporation Act.

Utah

Burlington Coat Factory of Utah, LLC is incorporated under the laws of the State of Utah.

Section 48-2c-1802 of the Utah Revised Limited Liability Company Act permits a company to indemnify an individual made a party to a proceeding because he is or was a manager against liability incurred in the proceeding if: (a) his conduct was in good faith; (b) he reasonably believed that his conduct was in, or not opposed to, the company’s best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A manager’s conduct with respect to any employee benefit plan for a purpose he reasonably believed to be in, or not opposed to, the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of Subsection (1)(b).

The Limited Liability Company Agreement of Burlington Coat Factory of Utah, LLC, provides, to the fullest extent authorized by the Utah Revised Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Vermont

Burlington Coat Factory of Vermont, LLC is incorporated under the laws of the State of Vermont.

Section 3062 of the Vermont Limited Liability Company Act states that a limited liability company shall indemnify a person made a party to a proceeding because such person was a manager or member and the person acted in good faith and reasonably believed the conduct to be in the company’s best interests.

The Burlington Coat Factory of Vermont, LLC operating agreement provides for the indemnification of members, managers, officers and employees to the fullest extent authorized by the Vermont Limited Liability Company Act.

Virginia

Burlington Coat Factory of Virginia, LLC, Burlington Coat Factory of Pocono Crossing, LLC, Burlington Coat Factory Realty of Coliseum, Inc., Burlington Coat Factory Realty of Fairfax, Inc., Burlington Coat Factory Warehouse of Coliseum, Inc., Burlington Coat Realty of Potomac, Inc. and BCF, Cards, Inc. are incorporated under the laws of State of Virginia.

Section 13.1-1009 of the Virginia Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever, and to pay for or reimburse any member or manager or other person for reasonable expenses incurred by such a person who is a party to a proceeding in advance of final disposition of the proceeding.

Article 10 of Chapter 9 of Title 13.1 of the Code of Virginia, as amended, permits a Virginia corporation to indemnify any director or officer for reasonable expenses incurred in any legal proceeding in advance of final disposition of the proceeding, if the director or officer furnishes the corporation with a written statement of his or her good faith belief that he or she has met the standard of conduct prescribed by the Code of Virginia and furnishes the corporation with a written undertaking to repay any funds advanced if it is ultimately determined that he or she did not meet the relevant standard of conduct. In addition, a corporation is permitted to indemnify a director or officer against liability incurred in a proceeding if a determination has been made by the disinterested members of the board of directors, special legal counsel or shareholders that the director or officer conducted himself or herself in good faith and otherwise met the required standard of conduct. In a proceeding by or in the right of the corporation, no indemnification shall be made in respect of any matter as to which a director or officer is adjudged to be liable to the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director or officer has met the relevant standard of conduct. In any other proceeding, no indemnification shall be made if the director or officer is adjudged liable to the corporation on the basis that he or she improperly received a personal benefit. Corporations are given the power to make any other or further indemnity, including advance of expenses, to any director or officer that may be authorized by the articles of incorporation or any bylaw made by the shareholders, or any resolution adopted, before or after the event, by the shareholders, except an indemnity against willful misconduct or a knowing violation of the criminal law. Unless limited by its articles of incorporation, indemnification against the reasonable expenses incurred by a director or officer is mandatory when he or she entirely prevails in the defense of any proceeding to which he or she is a party because he or she is or was a director or officer.

The Limited Liability Company Agreements of Burlington Coat Factory of Virginia, LLC and Burlington Coat Factory of Pocono Crossing, LLC, provide, to the fullest extent authorized by the Virginia Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the companies from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the companies.

The bylaws of each of Burlington Coat Factory Realty of Coliseum, Inc., Burlington Coat Factory Realty of Fairfax, Inc., Burlington Coat Factory Warehouse of Coliseum, Inc. and the Articles of Incorporation of Burlington Coat Realty of Potomac, Inc. and , BCF Cards, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Code of Virginia.

Washington

Burlington Coat Factory of Washington, LLC and Burlington Coat Factory Realty of Franklin, Inc. are incorporated under the laws of the State of Washington.

Section 25.15.040 of the Washington Limited Liability Company Act provides that a limited liability company agreement may contain provisions not inconsistent with law that: (a) eliminate or limit the personal liability of a member or manager to the limited liability company or its members for monetary damages for conduct as a member or manager, provided that such provisions shall not eliminate or limit the liability of a member or manager for acts or omissions that involve intentional misconduct or a knowing violation of law by a member or manager, for conduct of the member or manager, violating the Washington Limited Liability Company Act or for any transaction from which the member or manager will personally receive a benefit in money, property, or services to which the member or manager is not legally entitled; or (b) indemnify any member or manager from and against any judgments, settlements, penalties, fines, or expenses incurred in a proceeding to which an individual is a party because he or she is, or was, a member or a manager, provided that no such indemnity shall indemnify a member or a manager from or on account of acts or omissions of the member or manager finally adjudged to be intentional misconduct or a knowing violation of law by the member or manager, conduct of the member or manager adjudged to be in violation of the Washington Limited Liability Company Act or any transaction with respect to which it was finally adjudged that such member or manager received a benefit in money, property, or services to which such member or manager was not legally entitled.

Section 23B.08.510 of the Washington Business Corporation Act provides that a corporation may indemnify and hold harmless any member, manager or other person made a party to a proceeding because he is or was a member, manager or agent of the limited liability company against liability incurred in the proceeding if: (a) he conducted himself in good faith; and (b) he reasonably believed: (i) in the case of conduct in his official capacity with the limited liability company, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe that his conduct was unlawful. A member’s, manager’s or other person’s conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirements of paragraph (1)(b)(ii) of this section.

The Limited Liability Company Agreement of Burlington Coat Factory of Washington, LLC provides, to the fullest extent authorized by the Washington Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

The bylaws of Burlington Coat Factory Realty of Franklin, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Washington Business Corporation Act.

West Virginia

Burlington Coat Factory of West Virginia, LLC is incorporated under the laws of the State of West Virginia.

Section 31B-3-302 of West Virginia’s Uniform Limited Liability Company Act provides that a limited liability company is liable for loss or injury caused to a person, or for a penalty incurred, as a result of a wrongful act or omission, or other actionable conduct, of a member or manager acting in the ordinary course of business of the company or with authority of the company.

The Limited Liability Company Agreement of Burlington Coat Factory of West Virginia, LLC provides, to the fullest extent authorized by the West Virginia Uniform Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Wisconsin

Burlington Coat Factory of Wisconsin, LLC is incorporated under the laws of the State of Wisconsin.

Section 183.0106(2) of the Wisconsin Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer or agent or any other person. Section 183.0403(2) provides that a company shall indemnify or allow reasonable expenses to and pay liabilities of each member and, if management of the limited liability company is vested in one or more managers, of each manager, incurred with respect to a proceeding if that member or manager was a party to the proceeding in the capacity of a member or manager.

The Limited Liability Company Agreement of Burlington Coat Factory of Wisconsin, LLC provides, to the fullest extent authorized by the Wisconsin Limited Liability Company Act, for the indemnification of any member, manager, officer or employee of the company from and against any and all claims and demands arising by reason of the fact that such person is, or was, a member, manager, officer or employee of the company.

Item 21.	Exhibits and Financial Statement Schedules.

(a)	Exhibits Required by Item 601 of Regulation S-K

The following is a list of exhibits required by Item 601 of Regulation S-K and filed as part of this registration statement. Exhibits that previously have been filed are incorporated herein by reference.

EXHIBIT NO.	DESCRIPTION

1.1(18)	Purchase Agreement, dated February 17, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

2.1(1)	Agreement and Plan of Merger, dated as of January 18, 2006, by and among Burlington Coat Factory Warehouse Corporation, BCFWC Acquisition, Inc. and BCFWC Mergersub, Inc.

3.1(19)	Certificate of Incorporation of Burlington Coat Factory Investments Holdings, Inc.

3.2(1)	By-laws of Burlington Coat Factory Investments Holdings, Inc.

3.3(1)	Articles of Organization of Burlington Coat Factory of Alabama, LLC.

3.4(1)	Limited Liability Company Agreement of Burlington Coat Factory of Alabama, LLC.

EXHIBIT NO.	DESCRIPTION

3.5(1)	Articles of Organization of Burlington Coat Factory Realty of Huntsville LLC.

3.6(1)	Amended and Restated Limited Liability Company Agreement of Burlington Coat Factory Realty of Huntsville LLC.

3.7(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Anchorage, Inc.

3.8(1)	By-laws of Burlington Coat Factory Warehouse of Anchorage, Inc.

3.9(1)	Articles of Organization of Burlington Coat Factory of Arizona, LLC.

3.10(1)	Limited Liability Company Agreement of Burlington Coat Factory of Arizona, LLC.

3.11(1)	Articles of Incorporation of Burlington Coat Factory Realty of Desert Sky, Inc.

3.12(1)	By-laws of Burlington Coat Factory Realty of Desert Sky, Inc

3.13(1)	Articles of Incorporation of Burlington Coat Factory Realty of Mesa, Inc.

3.14(1)	By-laws of Burlington Coat Factory Realty of Mesa, Inc.

3.15(1)	Articles of Organization of Burlington Coat Factory of Arkansas, LLC.

3.16(1)	Limited Liability Company Agreement of Burlington Coat Factory of Arkansas, LLC.

3.17(1)	Certificate of Formation of Baby Depot of California, LLC.

3.18(1)	Limited Liability Company Agreement of Baby Depot of California, LLC.

3.19(1)	Certificate of Formation of Burlington Coat Factory of California, LLC.

3.20(1)	Limited Liability Company Agreement of Burlington Coat Factory of California, LLC

3.21(1)	Articles of Incorporation of Burlington Coat Factory Realty of Dublin, Inc.

3.22(1)	By-laws of Burlington Coat Factory Realty of Dublin, Inc

3.23(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Florin, Inc.

3.24(1)	By-laws of Burlington Coat Factory Realty of Florin, Inc.

3.25(1)	Articles of Incorporation of Burlington Coat Factory Realty of Ventura, Inc.

3.26(1)	By-laws of Burlington Coat Factory Realty of Ventura, Inc.

3.27(1)	Articles of Organization of Burlington Coat Factory of San Bernardino, LLC.

3.28(1)	Limited Liability Company Agreement of Burlington Coat Factory of San Bernardino, LLC.

3.29(1)	Articles of Organization of MJM Designer Shoes of California, LLC.

3.30(1)	Limited Liability Company Agreement of MJM Designer Shoes of California, LLC.

3.31(1)	Articles of Organization of Burlington Coat Factory of Colorado, LLC.

3.32(1)	Limited Liability Company Agreement of Burlington Coat Factory of Colorado, LLC.

3.33(1)	Articles of Organization of Burlington Coat Factory of Connecticut, LLC.

3.34(1)	Limited Liability Company Agreement of Burlington Coat Factory of Connecticut, LLC.

3.35(1)	Certificate of Incorporation of Burlington Coat Realty of East Windsor, Inc.

3.36(1)	By-laws of Burlington Coat Realty of East Windsor, Inc.

EXHIBIT NO.	DESCRIPTION

3.37(1)	Articles of Organization of Cohoes Fashions of Connecticut, LLC.

3.38(1)	Limited Liability Company Agreement of Cohoes Fashions of Connecticut, LLC.

3.39(1)	Certificate of Formation of Burlington Coat Factory of Delaware, LLC.

3.40(1)	Limited Liability Company Agreement of Burlington Coat Factory of Delaware, LLC.

3.41(1)	Certificate of Incorporation of Burlington Coat Factory of Texas, Inc.

3.42(1)	By-laws of Burlington Coat Factory of Texas, Inc.

3.43(1)	Certificate of Limited Partnership of Burlington Coat Factory of Texas, L.P.

3.44(1)	Limited Partnership Agreement of Burlington Coat Factory of Texas, L.P.

3.45(1)	Certificate of Incorporation of Burlington Coat Factory Realty Corp.

3.46(1)	By-laws of Burlington Coat Factory Realty Corp.

3.47(19)	Certificate of Incorporation of Burlington Coat Factory Warehouse Corporation.

3.48(1)	By-laws of Burlington Coat Factory Warehouse Corporation.

3.49(1)	Certificate of Incorporation of C.F.I.C. Corporation.

3.50(1)	By-laws of C.F.I.C. Corporation.

3.51(1)	Certificate of Formation of MJM Designer Shoes of Delaware, LLC.

3.52(1)	Limited Liability Company Agreement of MJM Designer Shoes of Delaware, LLC.

3.53(1)	Certificate of Formation of Bee Ridge Plaza, LLC.

3.54(1)	Operating Agreement and Regulations of Bee Ridge Plaza, LLC.

3.55(1)	Articles of Organization of Burlington Coat Factory of Florida, LLC.

3.56(1)	Limited Liability Company Agreement of Burlington Coat Factory of Florida, LLC.

3.57(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Coral Springs, Inc.

3.58(1)	By-laws of Burlington Coat Factory Realty of Coral Springs, Inc.

3.59(1)	Articles of Incorporation of Burlington Coat Factory Realty of Orlando, Inc.

3.60(1)	By-laws of Burlington Coat Factory Realty of Orlando, Inc.

3.61(1)	Articles of Incorporation of Burlington Coat Factory Realty of Sarasota, Inc.

3.62(1)	By-laws of Burlington Coat Factory Realty of Sarasota, Inc.

3.63(1)	Certificate of Incorporation of Burlington Coat Factory Realty of University Square, Inc.

3.64(1)	By-laws of Burlington Coat Factory Realty of University Square, Inc.

3.65(1)	Certificate of Incorporation of Burlington Coat Factory Realty of West Colonial, Inc.

3.66(1)	By-laws of Burlington Coat Factory Realty of West Colonial, Inc.

3.67(1)	Certificate of Incorporation of K&T Acquisition Corp.

3.68(1)	By-laws of K&T Acquisition Corp.

3.69(1)	Certificate of Formation of MJM Designer Shoes of Florida, LLC.

EXHIBIT NO.	DESCRIPTION

3.70(1)	Limited Liability Company Agreement of MJM Designer Shoes of Florida, LLC.

3.71(1)	Articles of Organization of Burlington Coat Factory of Georgia, LLC.

3.72(1)	Limited Liability Company Agreement of Burlington Coat Factory of Georgia, LLC.

3.73(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Morrow, Inc.

3.74(1)	By-laws of Burlington Coat Factory Realty of Morrow, Inc.

3.75(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Atlanta, Inc.

3.76(1)	By-laws of Burlington Coat Factory Warehouse of Atlanta, Inc.

3.77(1)	Articles of Organization of Burlington Coat Factory of Idaho, LLC.

3.78(1)	Limited Liability Company Agreement of Burlington Coat Factory of Idaho, LLC.

3.79(1)	Articles of Organization of Burlington Coat Factory of Illinois, LLC.

3.80(1)	Limited Liability Company Agreement of Burlington Coat Factory of Illinois, LLC.

3.81(1)	Articles of Incorporation of Burlington Coat Factory Realty of Bloomingdale, Inc.

3.82(1)	By-laws of Burlington Coat Factory Realty of Bloomingdale, Inc.

3.83(1)	Certificate of Incorporation of Burlington Coat Factory Realty of River Oaks, Inc.

3.84(1)	By-laws of Burlington Coat Factory Realty of River Oaks, Inc.

3.85(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of East St. Louis, Inc.

3.86(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of East St. Louis, Inc.

3.87(1)	Certificate of Incorporation of Burlington Coat Realty of Gurnee, Inc.

3.88(1)	By-laws of Burlington Coat Realty of Gurnee, Inc.

3.89(1)	Articles of Organization of Burlington Coat Factory of Indiana, LLC.

3.90(1)	Limited Liability Company Agreement of Burlington Coat Factory of Indiana, LLC.

3.91(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Greenwood, Inc.

3.92(1)	By-laws of Burlington Coat Factory Realty of Greenwood, Inc.

3.93(1)	Articles of Organization of Burlington Coat Factory of Iowa, LLC.

3.94(1)	Limited Liability Company Agreement of Burlington Coat Factory of Iowa, LLC.

3.95(1)	Articles of Organization of Burlington Coat Factory of Kansas, LLC.

3.96(1)	Limited Liability Company Agreement of Burlington Coat Factory of Kansas, LLC.

3.97(1)	Certificate of Incorporation of Burlington Coat Factory of Kentucky, Inc.

3.98(1)	Amended and Restated By-laws of Burlington Coat Factory of Kentucky, Inc.

3.99(1)	Articles of Organization of Burlington Coat Factory of Louisiana, LLC.

3.100(1)	Limited Liability Company Agreement of Burlington Coat Factory of Louisiana, LLC.

3.101(1)	Articles of Organization of Burlington Coat Factory of Maine, LLC.

EXHIBIT NO.	DESCRIPTION

3.102(1)	Limited Liability Company Agreement of Burlington Coat Factory of Maine, LLC.

3.103(1)	Articles of Organization of Burlington Coat Factory of Maryland, LLC.

3.104(1)	Limited Liability Company Agreement of Burlington Coat Factory of Maryland, LLC.

3.105(1)	Certificate of Formation of Burlington Coat Factory of Massachusetts, LLC.

3.106(1)	Limited Liability Company Agreement of Burlington Coat Factory of Massachusetts, LLC.

3.107(1)	Certificate of Incorporation of Burlington Coat Factory Realty of North Attleboro, Inc.

3.108(1)	By-laws of Burlington Coat Factory Realty of North Attleboro, Inc.

3.109(1)	Certificate of Organization of Cohoes Fashions of Massachusetts, LLC.

3.110(1)	Limited Liability Company Agreement of Cohoes Fashions of Massachusetts, LLC.

3.111(1)	Articles of Organization of Burlington Coat Factory of Michigan, LLC.

3.112(1)	Limited Liability Company Agreement of Burlington Coat Factory of Michigan, LLC.

3.113(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Detroit, Inc.

3.114(1)	By-laws of Burlington Coat Factory Warehouse of Detroit, Inc.

3.115(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Grand Rapids, Inc.

3.116(1)	By-laws of Burlington Coat Factory Warehouse of Grand Rapids, Inc.

3.117(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Redford, Inc.

3.118(1)	By-laws of Burlington Coat Factory Warehouse of Redford, Inc.

3.119(1)	Articles of Organization of Burlington Coat Factory of Minnesota, LLC.

3.120(1)	Limited Liability Company Agreement of Burlington Coat Factory of Minnesota, LLC.

3.121(1)	Certificate of Formation of Burlington Coat Factory of Mississippi, LLC.

3.122(1)	Limited Liability Company Agreement of Burlington Coat Factory of Mississippi, LLC.

3.123(1)	Articles of Organization of Burlington Coat Factory of Missouri, LLC.

3.124(1)	Limited Liability Company Agreement of Burlington Coat Factory of Missouri, LLC.

3.125(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Des Peres, Inc.

3.126(1)	Amended and Restated By-laws of Burlington Coat Factory Realty of Des Peres, Inc.

3.127(1)	Articles of Organization of Burlington Coat Factory of Nebraska, LLC.

3.128(1)	Limited Liability Company Agreement of Burlington Coat Factory of Nebraska, LLC.

3.129(1)	Articles of Organization of Burlington Coat Factory of Nevada, LLC.

3.130(1)	Limited Liability Company Agreement of Burlington Coat Factory of Nevada, LLC.

3.131(1)	Certificate of Incorporation of Burlington Coat Realty of Las Vegas, Inc.

3.132(1)	By-laws of Burlington Coat Realty of Las Vegas, Inc.

3.133(1)	Certificate of Formation of Burlington Coat Factory of New Hampshire, LLC.

EXHIBIT NO.	DESCRIPTION

3.134(1)	Limited Liability Company Agreement of Burlington Coat Factory of New Hampshire, LLC.

3.135(1)	Certificate of Incorporation of Burlington Coat Factory Direct Corporation.

3.136(1)	By-laws of Burlington Coat Factory Direct Corporation.

3.137(1)	Certificate of Formation of Burlington Coat Factory of New Jersey, LLC.

3.138(1)	Limited Liability Company Agreement of Burlington Coat Factory of New Jersey, LLC.

3.139(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Edgewater Park, Inc.

3.140(1)	By-laws of Burlington Coat Factory Realty of Edgewater Park, Inc.

3.141(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Paramus, Inc.

3.142(1)	By-laws of Burlington Coat Factory Realty of Paramus, Inc.

3.143(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Pinebrook, Inc.

3.144(1)	By-laws of Burlington Coat Factory Realty of Pinebrook, Inc.

3.145(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

3.146(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

3.147(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of New Jersey, Inc.

3.148(1)	By-laws of Burlington Coat Factory Warehouse of New Jersey, Inc.

3.149(1)	Certificate of Formation of Cohoes Fashions of New Jersey, LLC.

3.150(1)	Limited Liability Company Agreement of Cohoes Fashions of New Jersey, LLC.

3.151(1)	Certificate of Incorporation of MJM Designer Shoes of Moorestown, Inc.

3.152(1)	By-laws of MJM Designer Shoes of Moorestown, Inc.

3.153(1)	Certificate of Formation of MJM Designer Shoes of New Jersey, LLC.

3.154(1)	Limited Liability Company Agreement of MJM Designer Shoes of New Jersey, LLC.

3.155(1)	Certificate of Incorporation of Super Baby Depot of Moorestown, Inc.

3.156(1)	By-laws of Super Baby Depot of Moorestown, Inc.

3.157(1)	Articles of Organization of Burlington Coat Factory of New Mexico, LLC.

3.158(1)	Limited Liability Company Agreement of Burlington Coat Factory of New Mexico, LLC.

3.159(1)	Articles of Organization of Burlington Coat Factory of New York, LLC.

3.160(1)	Limited Liability Company Agreement of Burlington Coat Factory of New York, LLC.

3.161(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Yonkers, Inc.

3.162(1)	By-laws of Burlington Coat Factory Realty of Yonkers, Inc.

3.163(1)	Articles of Organization of Cohoes Fashions of New York, LLC.

3.164(1)	Limited Liability Company Agreement of Cohoes Fashions of New York, LLC.

3.165(1)	Certificate of Incorporation of Cohoes of Fayetteville, Inc.

EXHIBIT NO.	DESCRIPTION

3.166(1)	By-laws of Cohoes of Fayetteville, Inc.

3.167(1)	Certificate of Incorporation of Georgetown Fashions Inc.

3.168(1)	By-laws of Georgetown Fashions Inc.

3.169(1)	Certificate of Incorporation of LC Acquisition Corp.

3.170(1)	By-laws of LC Acquisition Corp.

3.171(1)	Articles of Organization of MJM Designer Shoes of New York, LLC.

3.172(1)	Limited Liability Company Agreement of MJM Designer Shoes of New York, LLC.

3.173(1)	Certificate of Incorporation of Monroe G. Milstein, Inc.

3.174(1)	Amended and Restated By-laws of Monroe G. Milstein, Inc.

3.175(1)	Articles of Organization of Burlington Coat Factory of North Carolina, LLC.

3.176(1)	Limited Liability Company Agreement of Burlington Coat Factory of North Carolina, LLC.

3.177(1)	Articles of Organization of Burlington Coat Factory of North Dakota, LLC.

3.178(1)	Limited Liability Company Agreement of Burlington Coat Factory of North Dakota, LLC.

3.179(1)	Articles of Organization of Burlington Coat Factory of Ohio, LLC.

3.180(1)	Limited Liability Company Agreement of Burlington Coat Factory of Ohio, LLC.

3.181(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Cleveland, Inc.

3.182(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of Cleveland, Inc.

3.183(1)	Articles of Incorporation of Burlington Coat Factory of Oklahoma, LLC.

3.184(1)	Limited Liability Company Agreement of Burlington Coat Factory of Oklahoma, LLC.

3.185(1)	Articles of Incorporation of Burlington Coat Factory Realty of Tulsa, Inc.

3.186(1)	By-laws of Burlington Coat Factory Realty of Tulsa, Inc.

3.187(1)	Articles of Organization of Burlington Coat Factory of Oregon, LLC.

3.188(1)	Limited Liability Company Agreement of Burlington Coat Factory of Oregon, LLC.

3.189(1)	Certificate of Organization of Burlington Coat Factory of Pennsylvania, LLC.

3.190(1)	Limited Liability Company Agreement of Burlington Coat Factory of Pennsylvania, LLC.

3.192(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Langhorne, Inc.

3.193(1)	Amended and Restated By-laws of Burlington Coat Factory Realty of Langhorne, Inc.

3.194(1)	Articles of Incorporation of Burlington Coat Factory Realty of West Mifflin, Inc.

3.195(1)	By-laws of Burlington Coat Factory Realty of West Mifflin, Inc.

3.196(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Whitehall, Inc.

3.197(1)	By-laws of Burlington Coat Factory Realty of Whitehall, Inc.

EXHIBIT NO.	DESCRIPTION

3.198(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse Inc.

3.199(1)	By-laws of Burlington Coat Factory Warehouse Inc.

3.200(1)	Certificate of Organization of Burlington Coat Factory Warehouse of Bristol, LLC.

3.201(1)	Limited Liability Company Agreement of Burlington Coat Factory Warehouse of Bristol, LLC.

3.202(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Cheltenham, Inc.

3.203(1)	By-laws of Burlington Coat Factory Warehouse of Cheltenham, Inc.

3.204(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Langhorne, Inc.

3.205(1)	By-laws of Burlington Coat Factory Warehouse of Langhorne, Inc.

3.206(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Montgomeryville, Inc.

3.207(1)	By-laws of Burlington Coat Factory Warehouse of Montgomeryville, Inc.

3.208(1)	Certificate of Incorporation of Burlington Factory Warehouse of Reading, Inc.

3.209(1)	By-laws of Burlington Factory Warehouse of Reading, Inc.

3.210(1)	Certificate of Organization of MJM Designer Shoes of Pennsylvania, LLC.

3.211(1)	Limited Liability Company Agreement of MJM Designer Shoes of Pennsylvania, LLC.

3.212(1)	Articles of Organization of Burlington Coat Factory of Rhode Island, LLC.

3.213(1)	Limited Liability Company Agreement of Burlington Coat Factory of Rhode Island, LLC.

3.214(1)	Articles of Incorporation of Cohoes Fashions of Cranston, Inc.

3.215(1)	By-laws of Cohoes Fashions of Cranston, Inc.

3.216(1)	Articles of Organization of Burlington Coat Factory of South Carolina, LLC.

3.217(1)	Limited Liability Company Agreement of Burlington Coat Factory of South Carolina, LLC.

3.218(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Charleston, Inc.

3.219(1)	By-laws of Burlington Coat Factory Warehouse of Charleston, Inc.

3.220(1)	Charter of Burlington Coat Factory Realty of Memphis, Inc.

3.221(1)	By-laws of Burlington Coat Factory Realty of Memphis, Inc.

3.222(1)	Charter of Burlington Coat Factory Warehouse of Hickory Commons, Inc.

3.223(1)	By-laws of Burlington Coat Factory Warehouse of Hickory Commons, Inc.

3.224(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Memphis, Inc.

3.225(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of Memphis, Inc.

3.226(1)	Charter of Burlington Coat Factory Warehouse of Shelby, Inc.

3.227(1)	By-laws of Burlington Coat Factory Warehouse of Shelby, Inc.

EXHIBIT NO.	DESCRIPTION

3.228(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Bellaire, Inc.

3.229(1)	By-laws of Burlington Coat Factory Realty of Bellaire, Inc.

3.230(1)	Articles of Incorporation of Burlington Coat Factory Realty of El Paso, Inc.

3.231(1)	By-laws of Burlington Coat Factory Realty of El Paso, Inc.

3.232(1)	Articles of Incorporation of Burlington Coat Factory Realty of Westmoreland, Inc.

3.233(1)	By-laws of Burlington Coat Factory Realty of Westmoreland, Inc.

3.234(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Baytown, Inc.

3.235(1)	By-laws of Burlington Coat Factory Warehouse of Baytown, Inc.

3.236(1)	Articles of Incorporation of Burlington Coat Realty of Houston, Inc.

3.237(1)	By-laws of Burlington Coat Realty of Houston, Inc.

3.238(1)	Certificate of Incorporation of Burlington Coat Realty of Plano, Inc.

3.239(1)	Amended and Restated By-laws of Burlington Coat Realty of Plano, Inc.

3.240(1)	Certificate of Incorporation of MJM Designer Shoes of Texas, Inc.

3.241(1)	Amended and Restated By-laws of MJM Designer Shoes of Texas, Inc.

3.242(1)	Articles of Organization of Burlington Coat Factory of Utah, LLC.

3.243(1)	Limited Liability Company Agreement of Burlington Coat Factory of Utah, LLC.

3.244(1)	Articles of Organization of Burlington Coat Factory of Virginia, LLC.

3.245(1)	Limited Liability Company Agreement of Burlington Coat Factory of Virginia, LLC.

3.246(1)	Articles of Organization of Burlington Coat Factory of Pocono Crossing, LLC.

3.247(1)	Limited Liability Company Agreement of Burlington Coat Factory of Pocono Crossing, LLC.

3.248(1)	Articles of Incorporation of Burlington Coat Factory Realty of Coliseum, Inc.

3.249(1)	By-laws of Burlington Coat Factory Realty of Coliseum, Inc.

3.250(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Fairfax, Inc.

3.251(1)	Amended and Restated By-laws of Burlington Coat Factory Realty of Fairfax, Inc.

3.252(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Coliseum, Inc.

3.253(1)	By-laws of Burlington Coat Factory Warehouse of Coliseum, Inc.

3.254(1)	Articles of Incorporation of Burlington Coat Realty of Potomac, Inc.

3.255(1)	By-laws of Burlington Coat Realty of Potomac, Inc.

3.256(1)	Certificate of Formation of Burlington Coat Factory of Washington, LLC.

3.257(1)	Limited Liability Company Agreement of Burlington Coat Factory of Washington, LLC.

3.258(1)	Articles of Incorporation of Burlington Coat Factory Realty of Franklin, Inc.

3.259(1)	By-laws of Burlington Coat Factory Realty of Franklin, Inc.

3.260(1)	Articles of Organization of Burlington Coat Factory of West Virginia, LLC.

EXHIBIT NO.	DESCRIPTION

3.261(1)	Limited Liability Company Agreement of Burlington Coat Factory of West Virginia, LLC.

3.262(1)	Articles of Organization of Burlington Coat Factory of Wisconsin, LLC.

3.263(1)	Limited Liability Company Agreement of Burlington Coat Factory of Wisconsin, LLC.

3.264(19)	Articles of Organization of Burlington Coat Factory of Hawaii, LLC

3.265(19)	Operating Agreement of Burlington Coat Factory of Hawaii, LLC

3.266(19)	Articles of Organization of Burlington Coat Factory of Montana, LLC

3.267(19)	Operating Agreement of Burlington Coat Factory of Montana, LLC

3.268(19)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Edgewater Park, Inc.

3.269(19)	Bylaws of Burlington Coat Factory Warehouse of Edgewater Park, Inc.

3.270(19)	Certificate of Organization of Burlington Coat Factory of Puerto Rico, LLC

3.271(19)	Operating Agreement of Burlington Coat Factory of Puerto Rico, LLC

3.272(19)	Articles of Organization of Burlington Coat Factory of South Dakota, LLC

3.273(19)	Operating Agreement of Burlington Coat Factory of South Dakota, LLC

3.274(19)	Articles of Organization of Burlington Coat Factory of Vermont, LLC

3.275(19)	Operating Agreement of Burlington Coat Factory of Vermont, LLC

3.276(19)	Articles of Incorporation of BCF Cards, Inc.

3.277(19)	Bylaws of BCF Cards, Inc.

4.1(2)	Senior Discount Notes Indenture, dated as of April 13, 2006, by and among Burlington Coat Factory Investments Holdings, Inc. and Wells Fargo Bank, N.A., as Trustee.

4.2(2)	Form of 14 1/2% Senior Discount Note due 2014 (included in Exhibit 4.1).

4.3(1)	Senior Notes Indenture, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, the Guarantors party thereto and Wells Fargo Bank, N.A., as Trustee.

4.4(13)	First Supplemental Indenture, dated as of December 9, 2009, by and among BCF Cards, Inc., Burlington Coat Factory of Hawaii, LLC, Burlington Coat Factory of Mississippi, LLC, Burlington Coat Factory of Montana, LLC, Burlington Coat Factory of Puerto Rico, LLC, Burlington Coat Factory of Rhode Island, LLC, Burlington Coat Factory of South Dakota, LLC, Burlington Coat Factory of Vermont, LLC, Burlington Coat Factory Warehouse of Edgewater Park, Inc., Burlington Coat Factory of Wyoming, LLC, Burlington Coat Factory Warehouse Corporation, each other then existing Guarantor under that certain Indenture, dated as of April 13, 2006, providing for the issuance of 11 1/8% Senior Notes due 2014 of the Company, and Wells Fargo Bank, N.A., Trustee under the Indenture.

4.5(1)	Form of 11 1/8% Senior Note due 2014 (included in Exhibit 4.3).

4.6(18)	Second Supplemental Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

EXHIBIT NO.	DESCRIPTION

4.7(18)	First Supplemental Indenture, dated February 24, 2011, between Burlington Coat Factory Investments Holdings, Inc. and Wilmington Trust FSB.

4.8(18)	Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.9(18)	Form of 10.000% Senior Notes due 2019 (included in Exhibit 4.8).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Alabama law).

5.3	Opinion of K&L Gates LLP (Alaska law).

5.4	Opinion of Snell & Wilmer L.L.P. (Arizona, Colorado, Nevada and Utah law).

5.5	Opinion of Wright, Lindsey & Jennings LLP (Arkansas law).

5.6	Opinion of Hinckley Allen Snyder LLP (Connecticut, New Hampshire and Rhode Island law).

5.7	Opinion of K&L Gates LLP (Florida law).

5.8	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Georgia law).

5.9	Opinion of Carlsmith Ball LLP (Hawaii law).

5.10	Opinion of Givens Pursley LLP (Idaho law).

5.11	Opinion of Andrews, Harrell, Mann, Marmin & Parker, P.C. (Indiana law).

5.12	Opinion of Nyemaster Goode, P.C. (Iowa law).

5.13	Opinion of Foulston Siefkin LLP (Kansas law).

5.14	Opinion of Dinsmore & Stohl LLP (Kentucky, Ohio and West Virginia law).

5.15	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Louisiana law).

5.16	Opinion of Verrill Dana LLP (Maine law).

5.17	Opinion of McGuireWoods LLP (Maryland and Virginia law).

5.18	Opinion of K&L Gates LLP (Massachusetts law).

5.19	Opinion of Foley & Lardner LLP (Michigan and Wisconsin law).

5.20	Opinion of Moss & Barnett, A Professional Association (Minnesota law).

5.21	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Mississippi law).

5.22	Opinion of Shook, Hardy & Bacon, LLP (Missouri law).

5.23	Opinion of Crowley Fleck Attorneys PLLP (Montana law).

5.24	Opinion of McGrath North Mullin & Kratz, PC LLO (Nebraska law).

5.25	Opinion of K&L Gates LLP (New Jersey law).

5.26	Opinion of Hinkle, Hensley, Shanor & Martin, LLP (New Mexico law).

5.27	Opinion of K&L Gates LLP (North Carolina law).

5.28	Opinion of Vogel Law Firm (North Dakota law).

5.29	Opinion of Pray Walker, P.C. (Oklahoma law).

5.30	Opinion of K&L Gates LLP (Oregon and Washington law).

EXHIBIT NO.	DESCRIPTION

5.31	Opinion of K&L Gates LLP (Pennsylvania law).

5.32	Opinion of McConnell Valdes LLC (Puerto Rico law).

5.33	Opinion of Nelson Mullins Riley & Scarborough, LLP (South Carolina law).

5.34	Opinion of Vogel Law Firm (South Dakota law).

5.35	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Tennessee law).

5.36	Opinion of K&L Gates LLP (Texas law).

5.37	Opinion of Gravel and Shea PC (Vermont law).

5.38	Opinion of Kirkland & Ellis LLP (Illinois and California law).

10.1(1)	Credit Agreement, dated as of April 13, 2006, among Burlington Coat Factory Warehouse Corporation, as the Borrower, the Facility Guarantors party thereto, Bear Stearns Corporate Lending Inc., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Banc of America Securities LLC, as Syndication Agent, Wachovia Bank, National Association and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.1.1(3)	First Amendment to Credit Agreement, dated as of December 12, 2006, among Burlington Coat Factory Warehouse Corporation, as the Borrower, the Facility Guarantors party thereto, Bear Stearns Corporate Lending Inc., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Banc of America Securities LLC, as Syndication Agent, Wachovia Bank, National Association and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.1.2(10)	Second Amendment to Credit Agreement, dated as of February 25, 2010, among Burlington Coat Factory Warehouse Corporation, as the Borrower, the Facility Guarantors party thereto, Bear Stearns Corporate Lending Inc., as Administrative Agent and as Collateral Agent, and the Lenders party thereto.

10.2(1)	Guaranty, dated as of April 13, 2006, by Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc. and each of the Facility Guarantors party thereto in favor of Bear Stearns Corporate Lending Inc., as Administrative Agent and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.3(1)	Security Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, as the Borrower, Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., and each of the Facility Guarantors party thereto, and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.4(1)	Intellectual Property Security Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, as the Borrower, Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., and each of the Facility Guarantors party thereto, and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.5(1)	Pledge Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., Burlington Coat Factory Realty Corp., Burlington Coat Factory Purchasing, Inc., and K&T Acquisition Corp., as the Pledgors, and Bear Stearns Corporate Lending Inc., as Collateral Agent.

EXHIBIT NO.	DESCRIPTION

10.6(12)	Amended and Restated Credit Agreement, dated as of January 15, 2010, by and among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agent, J.P. Morgan Securities Inc. and UBS Securities LLC, as Co-Documentation Agents and General Electric Capital Corporation, US Bank, National Association and Suntrust Bank as Senior Managing Agents.

10.7(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of PNC Bank, National Association.

10.8(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of Siemens Financial Services, Inc.

10.9(15)	Amended and Restated Revolving Credit Note, dated January 15, 2010, by the Borrowers party thereto in favor of Wells Fargo Retail Finance, LLC.

10.10(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of National City Business Credit, Inc.

10.11(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of Citizens Bank of Pennsylvania.

10.12(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of HSBC Business Credit (USA), Inc.

10.13(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of Sovereign Bank.

10.14(15)	Amended and Restated Revolving Credit Note, dated January 15, 2010, by the Borrowers party thereto in favor of Capital One Leverage Finance Corp.

10.15(7)	Revolving Credit Note, dated as of December 12, 2006, by the Borrowers party thereto in favor of Wachovia Bank, National Association.

10.16(15)	Revolving Credit Note, dated January 15, 2010, by the Borrowers party thereto in favor of U.S. Bank, National Association.

10.17(1)	Form of Swingline Note.

10.18(1)	Guaranty, dated as of April 13, 2006, by the Facility Guarantors party thereto in favor of Bank of America, N.A., as Administrative Agent and Bank of America, N.A., as Collateral Agent.

10.19(1)	Security Agreement, dated as of April 13, 2006, by and among each of the Borrowers party thereto, each of the Facility Guarantors party thereto, and Bank of America, N.A., as Collateral Agent.

10.20(1)	Intellectual Property Security Agreement, dated as of April 13, 2006, by and among each of the Borrowers party thereto, each of the Facility Guarantors party thereto, and Bank of America, N.A., as Collateral Agent.

EXHIBIT NO.	DESCRIPTION

10.21(1)	Pledge Agreement, dated as of April 13, 2006, by and between Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Realty Corp., Burlington Coat Factory Purchasing, Inc., K&T Acquisition Corp., Burlington Coat Factory of New York, LLC, Burlington Coat Factory Warehouse of Baytown, Inc., Burlington Coat Factory of Texas, Inc., as the Pledgors, and Bank of America, N.A., as Collateral Agent.

10.22(15)	Confirmation and Amendment of Ancillary Loan Documents, dated January 15, 2010, by and among the Borrowers party thereto, the Facility Guarantors party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent, for its own benefit and for the benefit of the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank as Co-Syndication Agents, J.P. Morgan Securities Inc. and UBS Securities LLC as Co-Documentation Agents.

10.23(15)	Post-Closing Agreement, dated January 15, 2010, among the Borrowers party thereto, the Facility Guarantors party thereto and Bank of America, N.A.

10.24(15)	Grant of Security Interest in U.S. Trademarks, dated January 15, 2010, by and among BCFWC and Bank of America, N.A., as Collateral Agent.

10.25(15)	Grant of Security Interest in U.S. Trademarks, dated January 15, 2010, by and among BCFWC and Bear Stearns Corporate Lending, Inc., as Collateral Agent.

10.26(7)	Supplement to Pledge Agreement, dated as of May 27, 2008, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Purchasing, Inc. and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.27(7)	Joinder to Loan Documents, dated as of May 27, 2008, by and among Burlington Coat Factory Warehouse Corporation, the Existing Facility Guarantors, the New Facility Guarantors, and Bear Stearns Corporate Lending Inc.

10.28(7)	Supplement to Pledge Agreement, dated as of May 27, 2008, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Purchasing, Inc. and Bank of America, N.A., as Collateral Agent.

10.29(7)	Joinder to Loan Documents, dated as of May 27, 2008, by and among the Existing Borrowers, the Facility Guarantors, the New Borrowers and Bank of America, N.A.

10.30(8)	Joinder to Loan Documents, dated as of February 18, 2009, by and among Bear Stearns Corporate Lending Inc., Burlington Coat Factory Warehouse Corporation, the Existing Facility Guarantors and the New Facility Guarantor.

10.31(8)	Joinder to Loan Documents, dated as of February 18, 2009, by and among Bank of America, N.A., the Existing Borrowers, the New Borrower and the Facility Guarantors.

10.32(15)	Joinder to Loan Documents, dated as of January 8, 2010, by and among Bear Stearns Corporate Lending Inc., Burlington Coat Factory Warehouse Corporation, the Existing Facility Guarantors and the New Facility Guarantor.

10.33(15)	Joinder to Loan Documents, dated as of January 8, 2010, by and among Bank of America, N.A., the Existing Borrowers, the New Borrower and the Facility Guarantors.

10.34*(15)	Employment Agreement, dated as of December 22, 2009, by and between Burlington Coat Factory Warehouse Corporation and Michael Geraghty.

EXHIBIT NO.	DESCRIPTION

10.35*(15)	Employment Agreement, dated as of October 13, 2009, by and between Burlington Coat Factory Warehouse Corporation and Joyce Manning Magrini.

10.35.1*(15)	Amendment to Employment Agreement, dated February 26, 2010, by and between Burlington Coat Factory Warehouse Corporation and Joyce Manning Magrini.

10.36*(4)	Employment Agreement, dated as of August 16, 2007, by and between Burlington Coat Factory Warehouse Corporation and Todd Weyhrich.

10.36.1*(5)	Amendment to Employment Agreement, dated as of June 27, 2008, by and between Burlington Coat Factory Warehouse Corporation and Todd Weyhrich.

10.37*(5)	Employment Agreement, dated as of June 26, 2008, by and between Burlington Coat Factory Warehouse Corporation and Marc Katz.

10.38*(8)	Employment Agreement, dated as of December 2, 2008, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Holdings, Inc., and Thomas A. Kingsbury.

10.39*(6)	Form of Amendment to Employment Agreement.

10.40*(1)	Form of Restricted Stock Grant Agreement Pursuant to Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan.

10.41*(1)	Form of Non-Qualified Stock Option Agreement, dated as of April 13, 2006, between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

10.42*(1)	Form of Non-Qualified Stock Option Agreement, dated as of April 13, 2006, between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.43*(1)	Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan.

10.43.1*(8)	Amendment No. 1 to the Burlington Coat Factory Holdings, Inc. Management Incentive Plan dated as of December 2, 2008.

10.43.2*(9)	Amendment No. 2 to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan dated as of March 19, 2009.

10.43.3*(13)	Amendment No. 3 to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan dated as of September 14, 2009.

10.44*(9)	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.45*(9)	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

10.46*(9)	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.47*(9)	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

10.48*(9)	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.49*(9)	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

EXHIBIT NO.	DESCRIPTION

10.50*(9)	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.51*(9)	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.52(11)	Stockholders Agreement dated as of April 13, 2006 by and among Burlington Coat Factory Holdings, Inc. and the Investors and Managers named therein.

10.53(1)	Advisory Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Warehouse Corporation and Bain Capital Partners, LLC.

10.54*(16)	Employment Agreement, dated as of January 28, 2008, by and between Burlington Coat Factory Warehouse Corporation and Fred Hand.

10.55(18)	Registration Rights Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

10.56(18)	Credit Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Investments Holdings, Inc., the facility guarantors signatory thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint bookrunners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint arrangers.

10.57(18)	First Amendment, dated February 24, 2011, to the Amended and Restated Credit Agreement, dated as of January 15, 2010, among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agent, J.P. Morgan Securities Inc. and UBS Securities LLC, as Co-Documentation Agents and General Electric Capital Corporation, US Bank, National Association and Suntrust Bank as Senior Managing Agents.

10.58(20)	Second Amended and Restated Credit Agreement, dated as of September 2, 2011, among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Capital Finance, LLC and JPMorgan Chase Bank, N.A., as co-syndication agents, and Suntrust Bank and U.S. Bank, National Association, as co-documentation agents.

12.1(18)	Statement re: Calculation of Ratio of Earnings to Fixed Charges.

21.1(17)	Subsidiaries of the Registrant.

23.1(21)	Consent of Deloitte & Touche LLP.

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included on the signature pages hereto).

25.1(19)	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of Wilmington Trust, National Association.

99.1(19)	Form of Letter of Transmittal.

(1)	Incorporated by reference to Burlington Coat Factory Warehouse Corporation’s Registration Statement on Form S-4, No. 333-137916, filed on October 10, 2006.

(2)	Incorporated by reference to Registrant’s Registration Statement on Form S-4, No. 333-137917, filed on October 10, 2006.
(3)	Incorporated by reference to Burlington Coat Factory Warehouse Corporation’s Amendment No. 2 to Registration Statement on Form S-4, No. 333-137916, filed on December 29, 2006.
(4)	Incorporated by reference to our Current Report on Form 8-K filed on August 17, 2007.
(5)	Incorporated by reference to our Current Report on Form 8-K filed on June 27, 2008.
(6)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended June 2, 2007 filed on August 30, 2007.
(7)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended May 31, 2008 filed on August 29, 2008.
(8)	Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended February 28, 2009 filed on April 14, 2009.
(9)	Incorporated by reference to our Current Report on Form 8-K filed on April 30, 2009.
(10)	Incorporated by reference to our Current Report on Form 8-K filed on February 26, 2010.
(11)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended May 30, 2009 filed on August 27, 2009.
(12)	Incorporated by reference to our Current Report on Form 8-K filed on January 19, 2010.
(13)	Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended November 28, 2009 filed on January 12, 2010.
(14)	Incorporated by reference to our Current Report on Form 8-K filed on November 19, 2009.
(15)	Incorporated by reference to our Transition Report on Form 10-K/T for the transition period ended January 30, 2010 filed on April 30, 2010.
(16)	Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended March 1, 2008 filed on April 15, 2008.
(17)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended January 29, 2011 filed on April 14, 2011.
(18)	Incorporated by reference to our Current Report on Form 8-K filed on February 24, 2011.
(19)	Incorporated by reference to our Registration Statement on Form S-4, No. 333-175594, filed on July 15, 2011.
(20)	Incorporated by reference to our Current Report on Form 8-K/A filed on October 11, 2011.
(21)	Previously filed with Amendment No. 2 to our Registration Statement on Form S-4, No. 333-175594, filed on September 28, 2011.
*	Management Contract or Compensatory Plan or Arrangement.

(b)	Financial Statement Schedule

Schedule II—Valuation and Qualifying Accounts is presented below. All other financial statement schedules have been omitted here because they are not applicable, not required, or the information is shown in the consolidated financial statements or notes thereto.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC. AND SUBSIDIARIES

Schedule II—Valuation and Qualifying Accounts and Reserves

(All amounts in thousands)

Description	Balance at Beginning of Period	Charged to Costs & Expenses	Charged to Other Accounts(1)	Accounts Written Off or Deductions(2)	Balance at End of Period
Year ended January 29, 2011
Allowance for doubtful accounts	$513	$2,098	$—	$2,436	$175
Sales reserves	2,275	(224)	264,585	264,213	2,423
35 weeks ended January 30, 2010
Allowance for doubtful accounts	629	1,995	—	2,111	513
Sales reserves	6,161	(3,498)	177,393	177,781	2,275
Year ended May 31, 2009
Allowance for doubtful accounts	634	2,832	—	2,837	629
Sales reserves	6,400	—	239,511	239,750	6,161
Year ended May 31, 2008
Allowance for doubtful accounts	969	2,977	—	3,312	634
Sales reserves	5,500	—	223,336	222,436	6,400

Notes:

(1)	Charged to merchandise sales.
(2)	Actual returns and allowances.

Item 22.	Undertakings. The undersigned registrants hereby undertake:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will each be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrants;

(iii) the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrants; and

(iv) any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(f) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(g) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), or 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the date of the registration statement through the date of responding to the request.

(h) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION (Registrant)

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President, Chief Executive Officer and Director	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Joshua Bekenstein	Director	November 22, 2011

* Jordan Hitch	Director	November 22, 2011

* David Humphrey	Director	November 22, 2011

* Mark Verdi	Director	November 22, 2011

* Jay Margolis	Director	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY INVESTMENTS HOLDINGS, INC. (Registrant)

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President, Chief Executive Officer and Director	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Joshua Bekenstein	Director	November 22, 2011

* Jordan Hitch	Director	November 22, 2011

* David Humphrey	Director	November 22, 2011

* Mark Verdi	Director	November 22, 2011

* Jay Margolis	Director	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY OF ALABAMA, LLC

BURLINGTON COAT FACTORY OF ARIZONA, LLC

BURLINGTON COAT FACTORY OF ARKANSAS, LLC

BABY DEPOT OF CALIFORNIA, LLC

BURLINGTON COAT FACTORY OF CALIFORNIA, LLC

BURLINGTON COAT FACTORY OF SAN BERNARDINO, LLC

MJM DESIGNER SHOES OF CALIFORNIA, LLC

BURLINGTON COAT FACTORY OF COLORADO, LLC

BURLINGTON COAT FACTORY OF CONNECTICUT, LLC

COHOES FASHIONS OF CONNECTICUT, LLC

BURLINGTON COAT FACTORY OF DELAWARE, LLC

MJM DESIGNER SHOES OF DELAWARE, LLC

BURLINGTON COAT FACTORY OF FLORIDA, LLC

MJM DESIGNER SHOES OF FLORIDA, LLC

BURLINGTON COAT FACTORY OF GEORGIA, LLC

BURLINGTON COAT FACTORY OF HAWAII, LLC

BURLINGTON COAT FACTORY OF IDAHO, LLC

BURLINGTON COAT FACTORY OF ILLINOIS, LLC

BURLINGTON COAT FACTORY OF INDIANA, LLC

BURLINGTON COAT FACTORY OF IOWA, LLC

BURLINGTON COAT FACTORY OF KANSAS, LLC

BURLINGTON COAT FACTORY OF LOUISIANA, LLC

BURLINGTON COAT FACTORY OF MAINE, LLC

BURLINGTON COAT FACTORY OF MARYLAND, LLC

BURLINGTON COAT FACTORY OF MASSACHUSETTS, LLC

COHOES FASHIONS OF MASSACHUSETTS, LLC

BURLINGTON COAT FACTORY OF MICHIGAN, LLC

BURLINGTON COAT FACTORY OF MINNESOTA, LLC

BURLINGTON COAT FACTORY OF MISSISSIPPI, LLC

BURLINGTON COAT FACTORY OF MISSOURI, LLC (REGISTRANTS)

By:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Its:	Sole Member

/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President and Chief Executive Officer	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Joshua Bekenstein	Director of the Sole Member	November 22, 2011

* Jordan Hitch	Director of the Sole Member	November 22, 2011

* David Humphrey	Director of the Sole Member	November 22, 2011

* Mark Verdi	Director of the Sole Member	November 22, 2011

* Jay Margolis	Director of the Sole Member	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY OF MONTANA, LLC

BURLINGTON COAT FACTORY OF NEBRASKA, LLC

BURLINGTON COAT FACTORY OF NEVADA, LLC

BURLINGTON COAT FACTORY OF NEW HAMPSHIRE, LLC

BURLINGTON COAT FACTORY OF NEW JERSEY, LLC

COHOES FASHIONS OF NEW JERSEY, LLC

MJM DESIGNER SHOES OF NEW JERSEY, LLC

BURLINGTON COAT FACTORY OF NEW MEXICO, LLC

BURLINGTON COAT FACTORY OF NEW YORK, LLC

COHOES FASHIONS OF NEW YORK, LLC

MJM DESIGNER SHOES OF NEW YORK, LLC

BURLINGTON COAT FACTORY OF NORTH CAROLINA, LLC

BURLINGTON COAT FACTORY OF NORTH DAKOTA, LLC

BURLINGTON COAT FACTORY OF OHIO, LLC

BURLINGTON COAT FACTORY OF OKLAHOMA, LLC

BURLINGTON COAT FACTORY OF OREGON, LLC

BURLINGTON COAT FACTORY WAREHOUSE OF BRISTOL, LLC

BURLINGTON COAT FACTORY OF PENNSYLVANIA, LLC

MJM DESIGNER SHOES OF PENNSYLVANIA, LLC

BURLINGTON COAT FACTORY OF RHODE ISLAND, LLC

BURLINGTON COAT FACTORY OF SOUTH CAROLINA, LLC

BURLINGTON COAT FACTORY OF SOUTH DAKOTA, LLC

BURLINGTON COAT FACTORY OF UTAH, LLC

BURLINGTON COAT FACTORY OF VERMONT, LLC

BURLINGTON COAT FACTORY OF VIRGINIA, LLC

BURLINGTON COAT FACTORY OF POCONO CROSSING, LLC

BURLINGTON COAT FACTORY OF WASHINGTON, LLC

BURLINGTON COAT FACTORY OF WEST VIRGINIA, LLC

BURLINGTON COAT FACTORY OF WISCONSIN, LLC

(Registrants)

By:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Its:	Sole Member

/s/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President and Chief Executive Officer	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Joshua Bekenstein	Director of the Sole Member	November 22, 2011

* Jordan Hitch	Director of the Sole Member	November 22, 2011

* David Humphrey	Director of the Sole Member	November 22, 2011

* Mark Verdi	Director of the Sole Member	November 22, 2011

* Jay Margolis	Director of the Sole Member	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY WAREHOUSE OF ANCHORAGE, INC.

BURLINGTON COAT FACTORY REALTY OF MESA, INC.

BURLINGTON COAT FACTORY REALTY OF DESERT SKY, INC.

BURLINGTON COAT FACTORY REALTY OF DUBLIN, INC.

BURLINGTON COAT FACTORY REALTY OF FLORIN, INC.

BURLINGTON COAT FACTORY REALTY OF VENTURA, INC.

BURLINGTON COAT REALTY OF EAST WINDSOR, INC.

BURLINGTON COAT FACTORY OF TEXAS, INC.

C.F.I.C. CORPORATION

BURLINGTON COAT FACTORY REALTY CORP.

BURLINGTON COAT FACTORY REALTY OF UNIVERSITY SQUARE, INC.

BURLINGTON COAT FACTORY REALTY OF CORAL SPRINGS, INC.

BURLINGTON COAT FACTORY REALTY OF WEST COLONIAL, INC.

BURLINGTON COAT FACTORY REALTY OF ORLANDO, INC.

BURLINGTON COAT FACTORY REALTY OF SARASOTA, INC.

K&T ACQUISITION CORP.

BURLINGTON COAT FACTORY WAREHOUSE OF ATLANTA, INC.

BURLINGTON COAT FACTORY REALTY OF MORROW, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF EAST ST. LOUIS, INC.

BURLINGTON COAT REALTY OF GURNEE, INC.

BURLINGTON COAT FACTORY REALTY OF BLOOMINGDALE, INC.

BURLINGTON COAT FACTORY REALTY OF RIVER OAKS, INC.

BURLINGTON COAT FACTORY REALTY OF GREENWOOD, INC.

BURLINGTON COAT FACTORY OF KENTUCKY, INC.

BURLINGTON COAT FACTORY REALTY OF NORTH ATTLEBORO, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF DETROIT, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF GRAND RAPIDS, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF REDFORD, INC.

BURLINGTON COAT FACTORY REALTY OF DES PERES, INC.

BURLINGTON COAT REALTY OF LAS VEGAS, INC.

BURLINGTON COAT FACTORY DIRECT CORPORATION

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF NEW JERSEY, INC.

MJM DESIGNER SHOES OF MOORESTOWN, INC.

SUPER BABY DEPOT OF MOORESTOWN, INC.

BURLINGTON COAT FACTORY REALTY OF EDGEWATER PARK, INC.

BURLINGTON COAT FACTORY REALTY OF PARAMUS, INC.

(Registrants)

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President, Chief Executive Officer and Director	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Robert LaPenta, Jr.	Vice President, Treasurer and Director	November 22, 2011

* Stacy Haigney	Director	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY REALTY OF PINEBROOK, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF EDGEWATER PARK URBAN RENEWAL CORP.

LC ACQUISITION CORP.

GEORGETOWN FASHIONS INC.

MONROE G. MILSTEIN, INC.

BURLINGTON COAT FACTORY REALTY OF YONKERS, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF CLEVELAND, INC.

BURLINGTON COAT FACTORY REALTY OF TULSA, INC.

BURLINGTON COAT FACTORY WAREHOUSE INC.

BURLINGTON COAT FACTORY WAREHOUSE OF CHELTENHAM, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF LANGHORNE, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF MONTGOMERYVILLE, INC.

BURLINGTON COAT FACTORY REALTY OF WEST MIFFLIN, INC.

BURLINGTON COAT FACTORY REALTY OF LANGHORNE, INC.

BURLINGTON COAT FACTORY REALTY OF WHITEHALL, INC.

BURLINGTON FACTORY WAREHOUSE OF READING, INC.

COHOES FASHIONS OF CRANSTON, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF CHARLESTON, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF HICKORY COMMONS, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF MEMPHIS, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF SHELBY, INC.

BURLINGTON COAT FACTORY REALTY OF MEMPHIS, INC.

BURLINGTON COAT REALTY OF PLANO, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN, INC.

MJM DESIGNER SHOES OF TEXAS, INC.

BURLINGTON COAT REALTY OF HOUSTON, INC.

BURLINGTON COAT FACTORY REALTY OF WESTMORELAND, INC.

BURLINGTON COAT FACTORY REALTY OF BELLAIRE, INC.

BURLINGTON COAT FACTORY REALTY OF EL PASO, INC.

BCF CARDS, INC.

BURLINGTON COAT FACTORY WAREHOUSE OF COLISEUM, INC.

BURLINGTON COAT REALTY OF POTOMAC, INC.

BURLINGTON COAT FACTORY REALTY OF FAIRFAX, INC.

BURLINGTON COAT FACTORY REALTY OF COLISEUM, INC.

BURLINGTON COAT FACTORY REALTY OF FRANKLIN, INC.

(Registrants)

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President, Chief Executive Officer and Director	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Robert LaPenta, Jr.	Vice President, Treasurer and Director	November 22, 2011

* Stacy Haigney	Director	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BEE RIDGE PLAZA, LLC (Registrant)

By:	K&T ACQUISITION CORP.
Its:	Sole Member

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President, Chief Executive Officer and Director	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Robert LaPenta	Director of the Sole Member	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY REALTY OF HUNTSVILLE, LLC (Registrant)

By:	BURLINGTON COAT FACTORY REALTY CORP.
Its:	Sole Member

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President, Chief Executive Officer and Director	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Robert LaPenta	Director of the Sole Member	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY OF TEXAS, L.P. (Registrant)

By:	BURLINGTON COAT FACTORY WAREHOUSE OF BAYTOWN, INC.
Its:	General Partner

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

By:	BURLINGTON COAT FACTORY OF TEXAS, INC.
Its:	Limited Partner

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	President and Chief Executive Officer	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlington, State of New Jersey, on November 22, 2011.

BURLINGTON COAT FACTORY OF PUERTO RICO, LLC (Registrant)

By:	BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
Its:	Sole Member

By:	/S/ THOMAS A. KINGSBURY
Name:	Thomas A. Kingsbury
Title:	President and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Todd Weyhrich, Robert LaPenta, Jr. and Paul Tang and each of them singly, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to this registration statement and (ii) any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agents full power and authority to do and perform each and every act in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them or their or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

* Angel Guzman	President	November 22, 2011

/S/ THOMAS A. KINGSBURY Thomas A. Kingsbury	Executive Vice President	November 22, 2011

/S/ TODD WEYHRICH Todd Weyhrich	Executive Vice President and Chief Financial Officer	November 22, 2011

* John Crimmins	Senior Vice President and Chief Accounting Officer	November 22, 2011

* Joshua Bekenstein	Director of Sole Member	November 22, 2011

Name	Title	Date

* Jordan Hitch	Director of Sole Member	November 22, 2011

* David Humphrey	Director of Sole Member	November 22, 2011

* Mark Verdi	Director of Sole Member	November 22, 2011

* Jay Margolis	Director of Sole Member	November 22, 2011

*By:	/S/ TODD WEYHRICH
Todd Weyhrich
as attorney-in-fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1(18)	Purchase Agreement, dated February 17, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

2.1(1)	Agreement and Plan of Merger, dated as of January 18, 2006, by and among Burlington Coat Factory Warehouse Corporation, BCFWC Acquisition, Inc. and BCFWC Mergersub, Inc.

3.1(19)	Certificate of Incorporation of Burlington Coat Factory Investments Holdings, Inc.

3.2(1)	By-laws of Burlington Coat Factory Investments Holdings, Inc.

3.3(1)	Articles of Organization of Burlington Coat Factory of Alabama, LLC.

3.4(1)	Limited Liability Company Agreement of Burlington Coat Factory of Alabama, LLC.

3.5(1)	Articles of Organization of Burlington Coat Factory Realty of Huntsville LLC.

3.6(1)	Amended and Restated Limited Liability Company Agreement of Burlington Coat Factory Realty of Huntsville LLC.

3.7(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Anchorage, Inc.

3.8(1)	By-laws of Burlington Coat Factory Warehouse of Anchorage, Inc.

3.9(1)	Articles of Organization of Burlington Coat Factory of Arizona, LLC.

3.10(1)	Limited Liability Company Agreement of Burlington Coat Factory of Arizona, LLC.

3.11(1)	Articles of Incorporation of Burlington Coat Factory Realty of Desert Sky, Inc.

3.12(1)	By-laws of Burlington Coat Factory Realty of Desert Sky, Inc

3.13(1)	Articles of Incorporation of Burlington Coat Factory Realty of Mesa, Inc.

3.14(1)	By-laws of Burlington Coat Factory Realty of Mesa, Inc.

3.15(1)	Articles of Organization of Burlington Coat Factory of Arkansas, LLC.

3.16(1)	Limited Liability Company Agreement of Burlington Coat Factory of Arkansas, LLC.

3.17(1)	Certificate of Formation of Baby Depot of California, LLC.

3.18(1)	Limited Liability Company Agreement of Baby Depot of California, LLC.

3.19(1)	Certificate of Formation of Burlington Coat Factory of California, LLC.

3.20(1)	Limited Liability Company Agreement of Burlington Coat Factory of California, LLC

3.21(1)	Articles of Incorporation of Burlington Coat Factory Realty of Dublin, Inc.

3.22(1)	By-laws of Burlington Coat Factory Realty of Dublin, Inc

3.23(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Florin, Inc.

3.24(1)	By-laws of Burlington Coat Factory Realty of Florin, Inc.

3.25(1)	Articles of Incorporation of Burlington Coat Factory Realty of Ventura, Inc.

3.26(1)	By-laws of Burlington Coat Factory Realty of Ventura, Inc.

EXHIBIT NO.	DESCRIPTION

3.27(1)	Articles of Organization of Burlington Coat Factory of San Bernardino, LLC.

3.28(1)	Limited Liability Company Agreement of Burlington Coat Factory of San Bernardino, LLC.

3.29(1)	Articles of Organization of MJM Designer Shoes of California, LLC.

3.30(1)	Limited Liability Company Agreement of MJM Designer Shoes of California, LLC.

3.31(1)	Articles of Organization of Burlington Coat Factory of Colorado, LLC.

3.32(1)	Limited Liability Company Agreement of Burlington Coat Factory of Colorado, LLC.

3.33(1)	Articles of Organization of Burlington Coat Factory of Connecticut, LLC.

3.34(1)	Limited Liability Company Agreement of Burlington Coat Factory of Connecticut, LLC.

3.35(1)	Certificate of Incorporation of Burlington Coat Realty of East Windsor, Inc.

3.36(1)	By-laws of Burlington Coat Realty of East Windsor, Inc.

3.37(1)	Articles of Organization of Cohoes Fashions of Connecticut, LLC.

3.38(1)	Limited Liability Company Agreement of Cohoes Fashions of Connecticut, LLC.

3.39(1)	Certificate of Formation of Burlington Coat Factory of Delaware, LLC.

3.40(1)	Limited Liability Company Agreement of Burlington Coat Factory of Delaware, LLC.

3.41(1)	Certificate of Incorporation of Burlington Coat Factory of Texas, Inc.

3.42(1)	By-laws of Burlington Coat Factory of Texas, Inc.

3.43(1)	Certificate of Limited Partnership of Burlington Coat Factory of Texas, L.P.

3.44(1)	Limited Partnership Agreement of Burlington Coat Factory of Texas, L.P.

3.45(1)	Certificate of Incorporation of Burlington Coat Factory Realty Corp.

3.46(1)	By-laws of Burlington Coat Factory Realty Corp.

3.47(19)	Certificate of Incorporation of Burlington Coat Factory Warehouse Corporation.

3.48(1)	By-laws of Burlington Coat Factory Warehouse Corporation.

3.49(1)	Certificate of Incorporation of C.F.I.C. Corporation.

3.50(1)	By-laws of C.F.I.C. Corporation.

3.51(1)	Certificate of Formation of MJM Designer Shoes of Delaware, LLC.

3.52(1)	Limited Liability Company Agreement of MJM Designer Shoes of Delaware, LLC.

3.53(1)	Certificate of Formation of Bee Ridge Plaza, LLC.

3.54(1)	Operating Agreement and Regulations of Bee Ridge Plaza, LLC.

3.55(1)	Articles of Organization of Burlington Coat Factory of Florida, LLC.

3.56(1)	Limited Liability Company Agreement of Burlington Coat Factory of Florida, LLC.

3.57(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Coral Springs, Inc.

3.58(1)	By-laws of Burlington Coat Factory Realty of Coral Springs, Inc.

3.59(1)	Articles of Incorporation of Burlington Coat Factory Realty of Orlando, Inc.

EXHIBIT NO.	DESCRIPTION

3.60(1)	By-laws of Burlington Coat Factory Realty of Orlando, Inc.

3.61(1)	Articles of Incorporation of Burlington Coat Factory Realty of Sarasota, Inc.

3.62(1)	By-laws of Burlington Coat Factory Realty of Sarasota, Inc.

3.63(1)	Certificate of Incorporation of Burlington Coat Factory Realty of University Square, Inc.

3.64(1)	By-laws of Burlington Coat Factory Realty of University Square, Inc.

3.65(1)	Certificate of Incorporation of Burlington Coat Factory Realty of West Colonial, Inc.

3.66(1)	By-laws of Burlington Coat Factory Realty of West Colonial, Inc.

3.67(1)	Certificate of Incorporation of K&T Acquisition Corp.

3.68(1)	By-laws of K&T Acquisition Corp.

3.69(1)	Certificate of Formation of MJM Designer Shoes of Florida, LLC.

3.70(1)	Limited Liability Company Agreement of MJM Designer Shoes of Florida, LLC.

3.71(1)	Articles of Organization of Burlington Coat Factory of Georgia, LLC.

3.72(1)	Limited Liability Company Agreement of Burlington Coat Factory of Georgia, LLC.

3.73(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Morrow, Inc.

3.74(1)	By-laws of Burlington Coat Factory Realty of Morrow, Inc.

3.75(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Atlanta, Inc.

3.76(1)	By-laws of Burlington Coat Factory Warehouse of Atlanta, Inc.

3.77(1)	Articles of Organization of Burlington Coat Factory of Idaho, LLC.

3.78(1)	Limited Liability Company Agreement of Burlington Coat Factory of Idaho, LLC.

3.79(1)	Articles of Organization of Burlington Coat Factory of Illinois, LLC.

3.80(1)	Limited Liability Company Agreement of Burlington Coat Factory of Illinois, LLC.

3.81(1)	Articles of Incorporation of Burlington Coat Factory Realty of Bloomingdale, Inc.

3.82(1)	By-laws of Burlington Coat Factory Realty of Bloomingdale, Inc.

3.83(1)	Certificate of Incorporation of Burlington Coat Factory Realty of River Oaks, Inc.

3.84(1)	By-laws of Burlington Coat Factory Realty of River Oaks, Inc.

3.85(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of East St. Louis, Inc.

3.86(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of East St. Louis, Inc.

3.87(1)	Certificate of Incorporation of Burlington Coat Realty of Gurnee, Inc.

3.88(1)	By-laws of Burlington Coat Realty of Gurnee, Inc.

3.89(1)	Articles of Organization of Burlington Coat Factory of Indiana, LLC.

3.90(1)	Limited Liability Company Agreement of Burlington Coat Factory of Indiana, LLC.

3.91(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Greenwood, Inc.

EXHIBIT NO.	DESCRIPTION

3.92(1)	By-laws of Burlington Coat Factory Realty of Greenwood, Inc.

3.93(1)	Articles of Organization of Burlington Coat Factory of Iowa, LLC.

3.94(1)	Limited Liability Company Agreement of Burlington Coat Factory of Iowa, LLC.

3.95(1)	Articles of Organization of Burlington Coat Factory of Kansas, LLC.

3.96(1)	Limited Liability Company Agreement of Burlington Coat Factory of Kansas, LLC.

3.97(1)	Certificate of Incorporation of Burlington Coat Factory of Kentucky, Inc.

3.98(1)	Amended and Restated By-laws of Burlington Coat Factory of Kentucky, Inc.

3.99(1)	Articles of Organization of Burlington Coat Factory of Louisiana, LLC.

3.100(1)	Limited Liability Company Agreement of Burlington Coat Factory of Louisiana, LLC.

3.101(1)	Articles of Organization of Burlington Coat Factory of Maine, LLC.

3.102(1)	Limited Liability Company Agreement of Burlington Coat Factory of Maine, LLC.

3.103(1)	Articles of Organization of Burlington Coat Factory of Maryland, LLC.

3.104(1)	Limited Liability Company Agreement of Burlington Coat Factory of Maryland, LLC.

3.105(1)	Certificate of Formation of Burlington Coat Factory of Massachusetts, LLC.

3.106(1)	Limited Liability Company Agreement of Burlington Coat Factory of Massachusetts, LLC.

3.107(1)	Certificate of Incorporation of Burlington Coat Factory Realty of North Attleboro, Inc.

3.108(1)	By-laws of Burlington Coat Factory Realty of North Attleboro, Inc.

3.109(1)	Certificate of Organization of Cohoes Fashions of Massachusetts, LLC.

3.110(1)	Limited Liability Company Agreement of Cohoes Fashions of Massachusetts, LLC.

3.111(1)	Articles of Organization of Burlington Coat Factory of Michigan, LLC.

3.112(1)	Limited Liability Company Agreement of Burlington Coat Factory of Michigan, LLC.

3.113(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Detroit, Inc.

3.114(1)	By-laws of Burlington Coat Factory Warehouse of Detroit, Inc.

3.115(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Grand Rapids, Inc.

3.116(1)	By-laws of Burlington Coat Factory Warehouse of Grand Rapids, Inc.

3.117(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Redford, Inc.

3.118(1)	By-laws of Burlington Coat Factory Warehouse of Redford, Inc.

3.119(1)	Articles of Organization of Burlington Coat Factory of Minnesota, LLC.

3.120(1)	Limited Liability Company Agreement of Burlington Coat Factory of Minnesota, LLC.

3.121(1)	Certificate of Formation of Burlington Coat Factory of Mississippi, LLC.

3.122(1)	Limited Liability Company Agreement of Burlington Coat Factory of Mississippi, LLC.

3.123(1)	Articles of Organization of Burlington Coat Factory of Missouri, LLC.

3.124(1)	Limited Liability Company Agreement of Burlington Coat Factory of Missouri, LLC.

EXHIBIT NO.	DESCRIPTION

3.125(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Des Peres, Inc.

3.126(1)	Amended and Restated By-laws of Burlington Coat Factory Realty of Des Peres, Inc.

3.127(1)	Articles of Organization of Burlington Coat Factory of Nebraska, LLC.

3.128(1)	Limited Liability Company Agreement of Burlington Coat Factory of Nebraska, LLC.

3.129(1)	Articles of Organization of Burlington Coat Factory of Nevada, LLC.

3.130(1)	Limited Liability Company Agreement of Burlington Coat Factory of Nevada, LLC.

3.131(1)	Certificate of Incorporation of Burlington Coat Realty of Las Vegas, Inc.

3.132(1)	By-laws of Burlington Coat Realty of Las Vegas, Inc.

3.133(1)	Certificate of Formation of Burlington Coat Factory of New Hampshire, LLC.

3.134(1)	Limited Liability Company Agreement of Burlington Coat Factory of New Hampshire, LLC.

3.135(1)	Certificate of Incorporation of Burlington Coat Factory Direct Corporation.

3.136(1)	By-laws of Burlington Coat Factory Direct Corporation.

3.137(1)	Certificate of Formation of Burlington Coat Factory of New Jersey, LLC.

3.138(1)	Limited Liability Company Agreement of Burlington Coat Factory of New Jersey, LLC.

3.139(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Edgewater Park, Inc.

3.140(1)	By-laws of Burlington Coat Factory Realty of Edgewater Park, Inc.

3.141(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Paramus, Inc.

3.142(1)	By-laws of Burlington Coat Factory Realty of Paramus, Inc.

3.143(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Pinebrook, Inc.

3.144(1)	By-laws of Burlington Coat Factory Realty of Pinebrook, Inc.

3.145(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

3.146(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

3.147(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of New Jersey, Inc.

3.148(1)	By-laws of Burlington Coat Factory Warehouse of New Jersey, Inc.

3.149(1)	Certificate of Formation of Cohoes Fashions of New Jersey, LLC.

3.150(1)	Limited Liability Company Agreement of Cohoes Fashions of New Jersey, LLC.

3.151(1)	Certificate of Incorporation of MJM Designer Shoes of Moorestown, Inc.

3.152(1)	By-laws of MJM Designer Shoes of Moorestown, Inc.

3.153(1)	Certificate of Formation of MJM Designer Shoes of New Jersey, LLC.

3.154(1)	Limited Liability Company Agreement of MJM Designer Shoes of New Jersey, LLC.

3.155(1)	Certificate of Incorporation of Super Baby Depot of Moorestown, Inc.

3.156(1)	By-laws of Super Baby Depot of Moorestown, Inc.

EXHIBIT NO.	DESCRIPTION

3.157(1)	Articles of Organization of Burlington Coat Factory of New Mexico, LLC.

3.158(1)	Limited Liability Company Agreement of Burlington Coat Factory of New Mexico, LLC.

3.159(1)	Articles of Organization of Burlington Coat Factory of New York, LLC.

3.160(1)	Limited Liability Company Agreement of Burlington Coat Factory of New York, LLC.

3.161(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Yonkers, Inc.

3.162(1)	By-laws of Burlington Coat Factory Realty of Yonkers, Inc.

3.163(1)	Articles of Organization of Cohoes Fashions of New York, LLC.

3.164(1)	Limited Liability Company Agreement of Cohoes Fashions of New York, LLC.

3.165(1)	Certificate of Incorporation of Cohoes of Fayetteville, Inc.

3.166(1)	By-laws of Cohoes of Fayetteville, Inc.

3.167(1)	Certificate of Incorporation of Georgetown Fashions Inc.

3.168(1)	By-laws of Georgetown Fashions Inc.

3.169(1)	Certificate of Incorporation of LC Acquisition Corp.

3.170(1)	By-laws of LC Acquisition Corp.

3.171(1)	Articles of Organization of MJM Designer Shoes of New York, LLC.

3.172(1)	Limited Liability Company Agreement of MJM Designer Shoes of New York, LLC.

3.173(1)	Certificate of Incorporation of Monroe G. Milstein, Inc.

3.174(1)	Amended and Restated By-laws of Monroe G. Milstein, Inc.

3.175(1)	Articles of Organization of Burlington Coat Factory of North Carolina, LLC.

3.176(1)	Limited Liability Company Agreement of Burlington Coat Factory of North Carolina, LLC.

3.177(1)	Articles of Organization of Burlington Coat Factory of North Dakota, LLC.

3.178(1)	Limited Liability Company Agreement of Burlington Coat Factory of North Dakota, LLC.

3.179(1)	Articles of Organization of Burlington Coat Factory of Ohio, LLC.

3.180(1)	Limited Liability Company Agreement of Burlington Coat Factory of Ohio, LLC.

3.181(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Cleveland, Inc.

3.182(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of Cleveland, Inc.

3.183(1)	Articles of Incorporation of Burlington Coat Factory of Oklahoma, LLC.

3.184(1)	Limited Liability Company Agreement of Burlington Coat Factory of Oklahoma, LLC.

3.185(1)	Articles of Incorporation of Burlington Coat Factory Realty of Tulsa, Inc.

3.186(1)	By-laws of Burlington Coat Factory Realty of Tulsa, Inc.

3.187(1)	Articles of Organization of Burlington Coat Factory of Oregon, LLC.

EXHIBIT NO.	DESCRIPTION

3.188(1)	Limited Liability Company Agreement of Burlington Coat Factory of Oregon, LLC.

3.189(1)	Certificate of Organization of Burlington Coat Factory of Pennsylvania, LLC.

3.190(1)	Limited Liability Company Agreement of Burlington Coat Factory of Pennsylvania, LLC.

3.192(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Langhorne, Inc.

3.193(1)	Amended and Restated By-laws of Burlington Coat Factory Realty of Langhorne, Inc.

3.194(1)	Articles of Incorporation of Burlington Coat Factory Realty of West Mifflin, Inc.

3.195(1)	By-laws of Burlington Coat Factory Realty of West Mifflin, Inc.

3.196(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Whitehall, Inc.

3.197(1)	By-laws of Burlington Coat Factory Realty of Whitehall, Inc.

3.198(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse Inc.

3.199(1)	By-laws of Burlington Coat Factory Warehouse Inc.

3.200(1)	Certificate of Organization of Burlington Coat Factory Warehouse of Bristol, LLC.

3.201(1)	Limited Liability Company Agreement of Burlington Coat Factory Warehouse of Bristol, LLC.

3.202(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Cheltenham, Inc.

3.203(1)	By-laws of Burlington Coat Factory Warehouse of Cheltenham, Inc.

3.204(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Langhorne, Inc.

3.205(1)	By-laws of Burlington Coat Factory Warehouse of Langhorne, Inc.

3.206(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Montgomeryville, Inc.

3.207(1)	By-laws of Burlington Coat Factory Warehouse of Montgomeryville, Inc.

3.208(1)	Certificate of Incorporation of Burlington Factory Warehouse of Reading, Inc.

3.209(1)	By-laws of Burlington Factory Warehouse of Reading, Inc.

3.210(1)	Certificate of Organization of MJM Designer Shoes of Pennsylvania, LLC.

3.211(1)	Limited Liability Company Agreement of MJM Designer Shoes of Pennsylvania, LLC.

3.212(1)	Articles of Organization of Burlington Coat Factory of Rhode Island, LLC.

3.213(1)	Limited Liability Company Agreement of Burlington Coat Factory of Rhode Island, LLC.

3.214(1)	Articles of Incorporation of Cohoes Fashions of Cranston, Inc.

3.215(1)	By-laws of Cohoes Fashions of Cranston, Inc.

3.216(1)	Articles of Organization of Burlington Coat Factory of South Carolina, LLC.

3.217(1)	Limited Liability Company Agreement of Burlington Coat Factory of South Carolina, LLC.

3.218(1)	Articles of Incorporation of Burlington Coat Factory Warehouse of Charleston, Inc.

EXHIBIT NO.	DESCRIPTION

3.219(1)	By-laws of Burlington Coat Factory Warehouse of Charleston, Inc.

3.220(1)	Charter of Burlington Coat Factory Realty of Memphis, Inc.

3.221(1)	By-laws of Burlington Coat Factory Realty of Memphis, Inc.

3.222(1)	Charter of Burlington Coat Factory Warehouse of Hickory Commons, Inc.

3.223(1)	By-laws of Burlington Coat Factory Warehouse of Hickory Commons, Inc.

3.224(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Memphis, Inc.

3.225(1)	Amended and Restated By-laws of Burlington Coat Factory Warehouse of Memphis, Inc.

3.226(1)	Charter of Burlington Coat Factory Warehouse of Shelby, Inc.

3.227(1)	By-laws of Burlington Coat Factory Warehouse of Shelby, Inc.

3.228(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Bellaire, Inc.

3.229(1)	By-laws of Burlington Coat Factory Realty of Bellaire, Inc.

3.230(1)	Articles of Incorporation of Burlington Coat Factory Realty of El Paso, Inc.

3.231(1)	By-laws of Burlington Coat Factory Realty of El Paso, Inc.

3.232(1)	Articles of Incorporation of Burlington Coat Factory Realty of Westmoreland, Inc.

3.233(1)	By-laws of Burlington Coat Factory Realty of Westmoreland, Inc.

3.234(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Baytown, Inc.

3.235(1)	By-laws of Burlington Coat Factory Warehouse of Baytown, Inc.

3.236(1)	Articles of Incorporation of Burlington Coat Realty of Houston, Inc.

3.237(1)	By-laws of Burlington Coat Realty of Houston, Inc.

3.238(1)	Certificate of Incorporation of Burlington Coat Realty of Plano, Inc.

3.239(1)	Amended and Restated By-laws of Burlington Coat Realty of Plano, Inc.

3.240(1)	Certificate of Incorporation of MJM Designer Shoes of Texas, Inc.

3.241(1)	Amended and Restated By-laws of MJM Designer Shoes of Texas, Inc.

3.242(1)	Articles of Organization of Burlington Coat Factory of Utah, LLC.

3.243(1)	Limited Liability Company Agreement of Burlington Coat Factory of Utah, LLC.

3.244(1)	Articles of Organization of Burlington Coat Factory of Virginia, LLC.

3.245(1)	Limited Liability Company Agreement of Burlington Coat Factory of Virginia, LLC.

3.246(1)	Articles of Organization of Burlington Coat Factory of Pocono Crossing, LLC.

3.247(1)	Limited Liability Company Agreement of Burlington Coat Factory of Pocono Crossing, LLC.

3.248(1)	Articles of Incorporation of Burlington Coat Factory Realty of Coliseum, Inc.

3.249(1)	By-laws of Burlington Coat Factory Realty of Coliseum, Inc.

3.250(1)	Certificate of Incorporation of Burlington Coat Factory Realty of Fairfax, Inc.

EXHIBIT NO.	DESCRIPTION

3.251(1)	Amended and Restated By-laws of Burlington Coat Factory Realty of Fairfax, Inc.

3.252(1)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Coliseum, Inc.

3.253(1)	By-laws of Burlington Coat Factory Warehouse of Coliseum, Inc.

3.254(1)	Articles of Incorporation of Burlington Coat Realty of Potomac, Inc.

3.255(1)	By-laws of Burlington Coat Realty of Potomac, Inc.

3.256(1)	Certificate of Formation of Burlington Coat Factory of Washington, LLC.

3.257(1)	Limited Liability Company Agreement of Burlington Coat Factory of Washington, LLC.

3.258(1)	Articles of Incorporation of Burlington Coat Factory Realty of Franklin, Inc.

3.259(1)	By-laws of Burlington Coat Factory Realty of Franklin, Inc.

3.260(1)	Articles of Organization of Burlington Coat Factory of West Virginia, LLC.

3.261(1)	Limited Liability Company Agreement of Burlington Coat Factory of West Virginia, LLC.

3.262(1)	Articles of Organization of Burlington Coat Factory of Wisconsin, LLC.

3.263(1)	Limited Liability Company Agreement of Burlington Coat Factory of Wisconsin, LLC.

3.264(19)	Articles of Organization of Burlington Coat Factory of Hawaii, LLC

3.265(19)	Operating Agreement of Burlington Coat Factory of Hawaii, LLC

3.266(19)	Articles of Organization of Burlington Coat Factory of Montana, LLC

3.267(19)	Operating Agreement of Burlington Coat Factory of Montana, LLC

3.268(19)	Certificate of Incorporation of Burlington Coat Factory Warehouse of Edgewater Park, Inc.

3.269(19)	Bylaws of Burlington Coat Factory Warehouse of Edgewater Park, Inc.

3.270(19)	Certificate of Organization of Burlington Coat Factory of Puerto Rico, LLC

3.271(19)	Operating Agreement of Burlington Coat Factory of Puerto Rico, LLC

3.272(19)	Articles of Organization of Burlington Coat Factory of South Dakota, LLC

3.273(19)	Operating Agreement of Burlington Coat Factory of South Dakota, LLC

3.274(19)	Articles of Organization of Burlington Coat Factory of Vermont, LLC

3.275(19)	Operating Agreement of Burlington Coat Factory of Vermont, LLC

3.276(19)	Articles of Incorporation of BCF Cards, Inc.

3.277(19)	Bylaws of BCF Cards, Inc.

4.1(2)	Senior Discount Notes Indenture, dated as of April 13, 2006, by and among Burlington Coat Factory Investments Holdings, Inc. and Wells Fargo Bank, N.A., as Trustee.

4.2(2)	Form of 14 1/2% Senior Discount Note due 2014 (included in Exhibit 4.1).

4.3(1)	Senior Notes Indenture, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, the Guarantors party thereto and Wells Fargo Bank, N.A., as Trustee.

EXHIBIT NO.	DESCRIPTION

4.4(13)	First Supplemental Indenture, dated as of December 9, 2009, by and among BCF Cards, Inc., Burlington Coat Factory of Hawaii, LLC, Burlington Coat Factory of Mississippi, LLC, Burlington Coat Factory of Montana, LLC, Burlington Coat Factory of Puerto Rico, LLC, Burlington Coat Factory of Rhode Island, LLC, Burlington Coat Factory of South Dakota, LLC, Burlington Coat Factory of Vermont, LLC, Burlington Coat Factory Warehouse of Edgewater Park, Inc., Burlington Coat Factory of Wyoming, LLC, Burlington Coat Factory Warehouse Corporation, each other then existing Guarantor under that certain Indenture, dated as of April 13, 2006, providing for the issuance of 11 1/8% Senior Notes due 2014 of the Company, and Wells Fargo Bank, N.A., Trustee under the Indenture.

4.5(1)	Form of 11 1/8% Senior Note due 2014 (included in Exhibit 4.3).

4.6(18)	Second Supplemental Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.7(18)	First Supplemental Indenture, dated February 24, 2011, between Burlington Coat Factory Investments Holdings, Inc. and Wilmington Trust FSB.

4.8(18)	Indenture, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto and Wilmington Trust FSB.

4.9(18)	Form of 10.000% Senior Notes due 2019 (included in Exhibit 4.8).

5.1	Opinion of Kirkland & Ellis LLP.

5.2	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Alabama law).

5.3	Opinion of K&L Gates LLP (Alaska law).

5.4	Opinion of Snell & Wilmer L.L.P. (Arizona, Colorado, Nevada and Utah law).

5.5	Opinion of Wright, Lindsey & Jennings LLP (Arkansas law).

5.6	Opinion of Hinckley Allen Snyder LLP (Connecticut, New Hampshire and Rhode Island law).

5.7	Opinion of K&L Gates LLP (Florida law).

5.8	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Georgia law).

5.9	Opinion of Carlsmith Ball LLP (Hawaii law).

5.10	Opinion of Givens Pursley LLP (Idaho law).

5.11	Opinion of Andrews, Harrell, Mann, Marmin & Parker, P.C. (Indiana law).

5.12	Opinion of Nyemaster Goode, P.C. (Iowa law).

5.13	Opinion of Foulston Siefkin LLP (Kansas law).

5.14	Opinion of Dinsmore & Stohl LLP (Kentucky, Ohio and West Virginia law).

5.15	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Louisiana law).

5.16	Opinion of Verrill Dana LLP (Maine law).

5.17	Opinion of McGuireWoods LLP (Maryland and Virginia law).

5.18	Opinion of K&L Gates LLP (Massachusetts law).

5.19	Opinion of Foley & Lardner LLP (Michigan and Wisconsin law).

EXHIBIT NO.	DESCRIPTION

5.20	Opinion of Moss & Barnett, A Professional Association (Minnesota law).

5.21	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Mississippi law).

5.22	Opinion of Shook, Hardy & Bacon, LLP (Missouri law).

5.23	Opinion of Crowley Fleck Attorneys PLLP (Montana law).

5.24	Opinion of McGrath North Mullin & Kratz, PC LLO (Nebraska law).

5.25	Opinion of K&L Gates LLP (New Jersey law).

5.26	Opinion of Hinkle, Hensley, Shanor & Martin, LLP (New Mexico law).

5.27	Opinion of K&L Gates LLP (North Carolina law).

5.28	Opinion of Vogel Law Firm (North Dakota law).

5.29	Opinion of Pray Walker, P.C. (Oklahoma law).

5.30	Opinion of K&L Gates LLP (Oregon and Washington law).

5.31	Opinion of K&L Gates LLP (Pennsylvania law).

5.32	Opinion of McConnell Valdes LLC (Puerto Rico law).

5.33	Opinion of Nelson Mullins Riley & Scarborough, LLP (South Carolina law).

5.34	Opinion of Vogel Law Firm (South Dakota law).

5.35	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (Tennessee law).

5.36	Opinion of K&L Gates LLP (Texas law).

5.37	Opinion of Gravel and Shea PC (Vermont law).

5.38	Opinion of Kirkland & Ellis LLP (Illinois and California law).

10.1(1)	Credit Agreement, dated as of April 13, 2006, among Burlington Coat Factory Warehouse Corporation, as the Borrower, the Facility Guarantors party thereto, Bear Stearns Corporate Lending Inc., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Banc of America Securities LLC, as Syndication Agent, Wachovia Bank, National Association and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.1.1(3)	First Amendment to Credit Agreement, dated as of December 12, 2006, among Burlington Coat Factory Warehouse Corporation, as the Borrower, the Facility Guarantors party thereto, Bear Stearns Corporate Lending Inc., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Banc of America Securities LLC, as Syndication Agent, Wachovia Bank, National Association and JPMorgan Chase Bank, N.A., as Co-Documentation Agents.

10.1.2(10)	Second Amendment to Credit Agreement, dated as of February 25, 2010, among Burlington Coat Factory Warehouse Corporation, as the Borrower, the Facility Guarantors party thereto, Bear Stearns Corporate Lending Inc., as Administrative Agent and as Collateral Agent, and the Lenders party thereto.

10.2(1)	Guaranty, dated as of April 13, 2006, by Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc. and each of the Facility Guarantors party thereto in favor of Bear Stearns Corporate Lending Inc., as Administrative Agent and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.3(1)	Security Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, as the Borrower, Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., and each of the Facility Guarantors party thereto, and Bear Stearns Corporate Lending Inc., as Collateral Agent.

EXHIBIT NO.	DESCRIPTION

10.4(1)	Intellectual Property Security Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, as the Borrower, Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., and each of the Facility Guarantors party thereto, and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.5(1)	Pledge Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., Burlington Coat Factory Realty Corp., Burlington Coat Factory Purchasing, Inc., and K&T Acquisition Corp., as the Pledgors, and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.6(12)	Amended and Restated Credit Agreement, dated as of January 15, 2010, by and among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agent, J.P. Morgan Securities Inc. and UBS Securities LLC, as Co-Documentation Agents and General Electric Capital Corporation, US Bank, National Association and Suntrust Bank as Senior Managing Agents.

10.7(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of PNC Bank, National Association.

10.8(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of Siemens Financial Services, Inc.

10.9(15)	Amended and Restated Revolving Credit Note, dated January 15, 2010, by the Borrowers party thereto in favor of Wells Fargo Retail Finance, LLC.

10.10(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of National City Business Credit, Inc.

10.11(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of Citizens Bank of Pennsylvania.

10.12 (1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of HSBC Business Credit (USA), Inc.

10.13(1)	Revolving Credit Note, dated as of April 13, 2006, by the Borrowers party thereto in favor of Sovereign Bank.

10.14(15)	Amended and Restated Revolving Credit Note, dated January 15, 2010, by the Borrowers party thereto in favor of Capital One Leverage Finance Corp.

10.15(7)	Revolving Credit Note, dated as of December 12, 2006, by the Borrowers party thereto in favor of Wachovia Bank, National Association.

10.16(15)	Revolving Credit Note, dated January 15, 2010, by the Borrowers party thereto in favor of U.S. Bank, National Association.

10.17(1)	Form of Swingline Note.

10.18(1)	Guaranty, dated as of April 13, 2006, by the Facility Guarantors party thereto in favor of Bank of America, N.A., as Administrative Agent and Bank of America, N.A., as Collateral Agent.

EXHIBIT NO.	DESCRIPTION

10.19(1)	Security Agreement, dated as of April 13, 2006, by and among each of the Borrowers party thereto, each of the Facility Guarantors party thereto, and Bank of America, N.A., as Collateral Agent.

10.20(1)	Intellectual Property Security Agreement, dated as of April 13, 2006, by and among each of the Borrowers party thereto, each of the Facility Guarantors party thereto, and Bank of America, N.A., as Collateral Agent.

10.21(1)	Pledge Agreement, dated as of April 13, 2006, by and between Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Investments Holdings, Inc., Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Realty Corp., Burlington Coat Factory Purchasing, Inc., K&T Acquisition Corp., Burlington Coat Factory of New York, LLC, Burlington Coat Factory Warehouse of Baytown, Inc., Burlington Coat Factory of Texas, Inc., as the Pledgors, and Bank of America, N.A., as Collateral Agent.

10.22(15)	Confirmation and Amendment of Ancillary Loan Documents, dated January 15, 2010, by and among the Borrowers party thereto, the Facility Guarantors party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent, for its own benefit and for the benefit of the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank as Co-Syndication Agents, J.P. Morgan Securities Inc. and UBS Securities LLC as Co-Documentation Agents.

10.23(15)	Post-Closing Agreement, dated January 15, 2010, among the Borrowers party thereto, the Facility Guarantors party thereto and Bank of America, N.A.

10.24(15)	Grant of Security Interest in U.S. Trademarks, dated January 15, 2010, by and among BCFWC and Bank of America, N.A., as Collateral Agent.

10.25(15)	Grant of Security Interest in U.S. Trademarks, dated January 15, 2010, by and among BCFWC and Bear Stearns Corporate Lending, Inc., as Collateral Agent.

10.26 (7)	Supplement to Pledge Agreement, dated as of May 27, 2008, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Purchasing, Inc. and Bear Stearns Corporate Lending Inc., as Collateral Agent.

10.27(7)	Joinder to Loan Documents, dated as of May 27, 2008, by and among Burlington Coat Factory Warehouse Corporation, the Existing Facility Guarantors, the New Facility Guarantors, and Bear Stearns Corporate Lending Inc.

10.28(7)	Supplement to Pledge Agreement, dated as of May 27, 2008, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Purchasing, Inc. and Bank of America, N.A., as Collateral Agent.

10.29(7)	Joinder to Loan Documents, dated as of May 27, 2008, by and among the Existing Borrowers, the Facility Guarantors, the New Borrowers and Bank of America, N.A.

10.30(8)	Joinder to Loan Documents, dated as of February 18, 2009, by and among Bear Stearns Corporate Lending Inc., Burlington Coat Factory Warehouse Corporation, the Existing Facility Guarantors and the New Facility Guarantor.

10.31(8)	Joinder to Loan Documents, dated as of February 18, 2009, by and among Bank of America, N.A., the Existing Borrowers, the New Borrower and the Facility Guarantors.

10.32(15)	Joinder to Loan Documents, dated as of January 8, 2010, by and among Bear Stearns Corporate Lending Inc., Burlington Coat Factory Warehouse Corporation, the Existing Facility Guarantors and the New Facility Guarantor.

EXHIBIT NO.	DESCRIPTION

10.33(15)	Joinder to Loan Documents, dated as of January 8, 2010, by and among Bank of America, N.A., the Existing Borrowers, the New Borrower and the Facility Guarantors.

10.34*(15)	Employment Agreement, dated as of December 22, 2009, by and between Burlington Coat Factory Warehouse Corporation and Michael Geraghty.

10.35*(15)	Employment Agreement, dated as of October 13, 2009, by and between Burlington Coat Factory Warehouse Corporation and Joyce Manning Magrini.

10.35.1*(15)	Amendment to Employment Agreement, dated February 26, 2010, by and between Burlington Coat Factory Warehouse Corporation and Joyce Manning Magrini.

10.36*(4)	Employment Agreement, dated as of August 16, 2007, by and between Burlington Coat Factory Warehouse Corporation and Todd Weyhrich.

10.36.1*(5)	Amendment to Employment Agreement, dated as of June 27, 2008, by and between Burlington Coat Factory Warehouse Corporation and Todd Weyhrich.

10.37*(5)	Employment Agreement, dated as of June 26, 2008, by and between Burlington Coat Factory Warehouse Corporation and Marc Katz.

10.38*(8)	Employment Agreement, dated as of December 2, 2008, by and among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Holdings, Inc., and Thomas A. Kingsbury.

10.39*(6)	Form of Amendment to Employment Agreement.

10.40*(1)	Form of Restricted Stock Grant Agreement Pursuant to Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan.

10.41*(1)	Form of Non-Qualified Stock Option Agreement, dated as of April 13, 2006, between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

10.42*(1)	Form of Non-Qualified Stock Option Agreement, dated as of April 13, 2006, between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.43*(1)	Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan.

10.43.1*(8)	Amendment No. 1 to the Burlington Coat Factory Holdings, Inc. Management Incentive Plan dated as of December 2, 2008.

10.43.2*(9)	Amendment No. 2 to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan dated as of March 19, 2009.

10.43.3*(13)	Amendment No. 3 to the Burlington Coat Factory Holdings, Inc. 2006 Management Incentive Plan dated as of September 14, 2009.

10.44*(9)	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.45*(9)	Form of Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

10.46*(9)	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.47*(9)	Form of Restricted Stock Grant Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

EXHIBIT NO.	DESCRIPTION

10.48*(9)	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.49*(9)	Form of Initial Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements.

10.50*(9)	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees with Employment Agreements.

10.51*(9)	Form of Subsequent Amendment to Non-Qualified Stock Option Agreement between Burlington Coat Factory Holdings, Inc. and Employees without Employment Agreements

10.52(11)	Stockholders Agreement dated as of April 13, 2006 by and among Burlington Coat Factory Holdings, Inc. and the Investors and Managers named therein.

10.53(1)	Advisory Agreement, dated as of April 13, 2006, by and among Burlington Coat Factory Holdings, Inc., Burlington Coat Factory Warehouse Corporation and Bain Capital Partners, LLC.

10.54*(16)	Employment Agreement, dated as of January 28, 2008, by and between Burlington Coat Factory Warehouse Corporation and Fred Hand.

10.55(18)	Registration Rights Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, the guarantors signatory thereto, Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporation and Wells Fargo Securities, LLC.

10.56(18)	Credit Agreement, dated February 24, 2011, among Burlington Coat Factory Warehouse Corporation, Burlington Coat Factory Investments Holdings, Inc., the facility guarantors signatory thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC and Goldman Sachs Lending Partners LLC, as joint bookrunners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint arrangers.

10.57(18)	First Amendment, dated February 24, 2011, to the Amended and Restated Credit Agreement, dated as of January 15, 2010, among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Retail Finance, LLC and Regions Bank, as Co-Syndication Agent, J.P. Morgan Securities Inc. and UBS Securities LLC, as Co-Documentation Agents and General Electric Capital Corporation, US Bank, National Association and Suntrust Bank as Senior Managing Agents.

10.58(20)	Second Amended and Restated Credit Agreement, dated as of September 2, 2011, among Burlington Coat Factory Warehouse Corporation, as Lead Borrower, the Borrowers and the Facility Guarantors party thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, the Lenders party thereto, Wells Fargo Capital Finance, LLC and JPMorgan Chase Bank, N.A., as co-syndication agents, and Suntrust Bank and U.S. Bank, National Association, as co-documentation agents.

12.1(17)	Statement re: Calculation of Ratio of Earnings to Fixed Charges.

21.1(17)	Subsidiaries of the Registrant.

23.1(21)	Consent of Deloitte & Touche LLP.

23.2	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1).

24.1	Power of Attorney (included on the signature pages hereto).

EXHIBIT NO.	DESCRIPTION

25.1(19)	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939 of Wilmington Trust, National Association.

99.1(19)	Form of Letter of Transmittal.

(1)	Incorporated by reference to Burlington Coat Factory Warehouse Corporation’s Registration Statement on Form S-4, No. 333-137916, filed on October 10, 2006.
(2)	Incorporated by reference to Registrant’s Registration Statement on Form S-4, No. 333-137917, filed on October 10, 2006.
(3)	Incorporated by reference to Burlington Coat Factory Warehouse Corporation’s Amendment No. 2 to Registration Statement on Form S-4, No. 333-137916, filed on December 29, 2006.
(4)	Incorporated by reference to our Current Report on Form 8-K filed on August 17, 2007.
(5)	Incorporated by reference to our Current Report on Form 8-K filed on June 27, 2008.
(6)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended June 2, 2007 filed on August 30, 2007.
(7)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended May 31, 2008 filed on August 29, 2008.
(8)	Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended February 28, 2009 filed on April 14, 2009.
(9)	Incorporated by reference to our Current Report on Form 8-K filed on April 30, 2009.
(10)	Incorporated by reference to our Current Report on Form 8-K filed on February 26, 2010.
(11)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended May 30, 2009 filed on August 27, 2009.
(12)	Incorporated by reference to our Current Report on Form 8-K filed on January 19, 2010.
(13)	Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended November 28, 2009 filed on January 12, 2010.
(14)	Incorporated by reference to our Current Report on Form 8-K filed on November 19, 2009.
(15)	Incorporated by reference to our Transition Report on Form 10-K/T for the transition period ended January 30, 2010 filed on April 30, 2010.
(16)	Incorporated by reference to our Quarterly Report on Form 10-Q for the quarter ended March 1, 2008 filed on April 15, 2008.
(17)	Incorporated by reference to our Annual Report on Form 10-K for the fiscal year ended January 29, 2011 filed on April 14, 2011.
(18)	Incorporated by reference to our Current Report on Form 8-K filed on February 24, 2011.
(19)	Incorporated by reference to our Registration Statement on Form S-4, No. 333-175594, filed on July 15, 2011.
(20)	Incorporated by reference to our Current Report on Form 8-K/A filed on October 11, 2011.
(21)	Previously filed with Amendment No. 2 to our Registration Statement on Form S-4, No. 333-175594, filed on September 28, 2011.
*	Management Contract or Compensatory Plan or Arrangement.